              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON APRIL 21, 2009



                                                     REGISTRATION NO. 333-158022


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


       [X] PRE-EFFECTIVE AMENDMENT NO. 1 [ ] POST-EFFECTIVE AMENDMENT NO.
                        (Check appropriate Box or Boxes)


                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                 151 DETROIT STREET, DENVER, COLORADO 80206-4805
                    (Address of Principal Executive Offices)

                                  303-333-3863
                (Registrant's Telephone No., including Area Code)

                        STEPHANIE GRAUERHOLZ-LOFTON, ESQ.
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:

   GEOFFREY R.T. KENYON, ESQ.                           BRUCE A. ROSENBLUM, ESQ.
          DECHERT LLP                                        K&L GATES LLP
200 CLARENDON STREET, 27TH FLOOR                          1615 L. STREET N.W.
  BOSTON, MASSACHUSETTS 02116                            WASHINGTON, D.C. 20036

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

================================================================================

FOR SHAREHOLDERS OF                                                 (JANUS LOGO)
JANUS ADVISER INTECH RISK-MANAGED CORE FUND

                                                             [___________], 2009

Dear Shareholder:

     The Board of Trustees for Janus Adviser INTECH Risk Managed Core Fund ("JAD INTECH Risk-Managed Core Fund"), a series of Janus Adviser Series ("JAD Trust"), recently authorized Janus Capital Management LLC ("Janus Capital") to reorganize JAD INTECH Risk-Managed Core Fund with and into INTECH Risk-Managed Core Fund ("JIF INTECH Risk-Managed Core Fund," and together with JAD INTECH Risk-Managed Core Fund, the "Funds"), a series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 6, 2009 (the "Closing Date") at which time you will receive shares of JIF INTECH Risk-Managed Core Fund equivalent in dollar value to your shares in JAD INTECH Risk-Managed Core Fund as of the Closing Date.

     You are not being asked to vote on, or take any other action in connection with the Reorganization. As of the Closing Date, your assets will automatically be invested in JIF INTECH Risk-Managed Core Fund, which has the same investment objective, strategies, policies and risks as JAD INTECH Risk-Managed Core Fund, and both Funds are managed by the same portfolio manager. Also, while the annual operating expenses of JIF INTECH Risk-Managed Core Fund are very competitive with its peers, and the two funds have similar expenses, it is possible that immediately after the Reorganization, as an JIF INTECH Risk-Managed Core Fund shareholder you will pay higher expenses, after waivers, because that Fund applies a different expense limit than JAD INTECH Risk-Managed Core Fund.

     As explained in greater detail below and in the attached materials, the Reorganization is part of a larger effort by Janus Capital to reorganize and simplify its mutual fund platform. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to Janus fund shareholders, and will enable Janus Capital to manage and operate its mutual fund platform more effectively and more efficiently. The following provides a summary of the broad effort Janus Capital is undertaking, and the actions Janus Capital will be executing in the months ahead.

     Janus Capital has historically organized its retail mutual funds into two separate and distinct corporate structures, called "trusts." The original mutual fund trust, the JIF Trust, was designed to offer shares using only one no-load pricing model to primarily meet the needs of the self-directed investor. In 2000, your trust, the JAD Trust, was introduced to offer multi-class pricing to facilitate the sale of shares of Janus mutual funds through Janus Capital's network of third-party intermediaries. The two trusts have very similar product offerings that are managed by the same portfolio managers or investment teams and backed by the same research teams. In response to changing market conditions and investor movement towards advice-driven channels, Janus Capital believes that it is in the best interests of all fund shareholders to reorganize your trust and create one consolidated mutual fund platform with multi-share class pricing that is designed to meet the needs of various types of investors. To that end, Janus Capital has proposed, and the Board of Trustees of the Janus Funds has approved, merging each fund of the JAD trust into the similarly managed fund in the JIF trust, including the merger of JAD INTECH Risk-Managed Core Fund into JIF INTECH Risk-Managed Core Fund.

     The impact of the Reorganization on you and your Fund is discussed in detail in the attached materials. As a general matter, Janus Capital's efforts to reorganize and simplify its mutual fund platform are expected to benefit Janus fund shareholders in the following ways:

     - The mergers provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objective, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;

     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce fund expenses by reducing possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;

     - As a result of the mergers, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and

     - Janus Capital's evolving distribution model will permit different types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.

     In addition, each merger, including the Reorganization, is designed to qualify as a tax-free reorganization, so fund shareholders should not realize a tax gain or loss as a direct result of the merger, nor will any fund shareholder pay any costs related to the merger.

     Additional details about the Reorganization are described in the enclosed Q&A and Prospectus/Information Statement. For information about other available options, please contact your broker-dealer, plan sponsor, or financial intermediary or call a Janus representative at 1-877-335-2687.

     We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

                                        Sincerely,


                                        ---------------------------
                                        Robin C. Beery
                                        President of
                                        Janus Adviser Series

                        PROSPECTUS/INFORMATION STATEMENT

                             [______________, 2009]

                                TABLE OF CONTENTS

INTRODUCTION.............................................................   [__]
SYNOPSIS.................................................................   [__]
   Investment Objectives, Strategies, Restrictions and Risks.............   [__]
   Comparison of Fees and Expenses.......................................   [__]
   Comparison of Fund Performance........................................   [__]
   Distribution and Purchase Procedures, Exchange Rights, and Redemption
      Procedures.........................................................   [__]
   Calculation of Net Asset Value........................................   [__]
   Dividends and Distributions...........................................   [__]
   Frequent Purchases and Redemptions....................................   [__]
   Taxes.................................................................   [__]
   Distribution Arrangements.............................................   [__]
THE REORGANIZATION.......................................................   [__]
   The Plan..............................................................   [__]
   Reasons for the Reorganization........................................   [__]
   Federal Income Tax Consequences.......................................   [__]
   Capitalization........................................................   [__]
   Other Comparative Information about the Funds.........................   [__]
      Investment Adviser.................................................   [__]
      Management Expenses................................................   [__]
      Administrative Services Fee........................................   [__]
      Sub-Adviser........................................................   [__]
      Investment Personnel...............................................   [__]
   Charter Documents.....................................................   [__]
ADDITIONAL INFORMATION...................................................   [__]
   Share Ownership.......................................................   [__]
   Trustees and Officers.................................................   [__]
   Independent Registered Public Accounting Firm.........................   [__]
   Legal Matters.........................................................   [__]
   Information Available Through the SEC.................................   [__]
APPENDICES...............................................................   [__]
   Appendix A - Form of Agreement and Plan of Reorganization.............   [__]
   Appendix B - Other Investment Techniques and Related Risks of the
      Funds..............................................................   [__]
   Appendix C - Shareholder's Guide......................................   [__]
   Appendix D - Legal Matters............................................   [__]

                        PROSPECTUS/INFORMATION STATEMENT

                                [_________], 2009

                  Relating to the acquisition of the assets of

                   JANUS ADVISER INTECH RISK-MANAGED CORE FUND
                        a series of Janus Adviser Series
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                [1-800-525-0020]

             by and in exchange for shares of beneficial interest of

                          INTECH RISK-MANAGED CORE FUND
                 (formerly named INTECH Risk-Managed Stock Fund)
                        a series of Janus Investment Fund
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                [1-800-525-3713]

INTRODUCTION

     This Prospectus/Information Statement is being furnished to shareholders of Janus Adviser INTECH Risk-Managed Core Fund ("JAD INTECH Risk-Managed Core Fund"), a series of Janus Adviser Series (the "JAD Trust"), in connection with an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, shareholders of JAD INTECH Risk-Managed Core Fund will receive shares of INTECH Risk-Managed Core Fund ("JIF INTECH Risk-Managed Core Fund," and together with JAD INTECH Risk-Managed Core Fund, the "Funds"), a corresponding series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 6, 2009 (the "Closing Date"). As described more fully in this Prospectus/Information Statement, the Reorganization is one of several reorganizations that will take place among various Janus funds.

     Pursuant to the Plan, all or substantially all of the assets of JAD INTECH Risk-Managed Core Fund will be transferred to JIF INTECH Risk-Managed Core Fund, a Fund also managed by Janus Capital Management LLC ("Janus Capital"), in exchange for shares of beneficial interest of JIF INTECH Risk-Managed Core Fund and the assumption by JIF INTECH Risk-Managed Core Fund of all of the liabilities of JAD INTECH Risk-Managed Core Fund, as described more fully below. As a result of the Reorganization, each shareholder of JAD INTECH Risk-Managed Core Fund will receive a number of full and fractional shares of JIF INTECH Risk-Managed Core Fund equal in value to their holdings in JAD INTECH Risk-Managed Core Fund as of the closing date of the Reorganization. After the Reorganization is completed, JAD INTECH Risk-Managed Core Fund will be liquidated.

     JIF Risk-Managed Core Fund is a series of the JIF Trust, an open-end, registered management investment company organized as a Massachusetts business trust. JAD Risk-Managed Core Fund is a series of the JAD Trust, an open-end, registered management investment company organized as a Delaware statutory trust. JAD Risk-Managed Core Fund and JIF Risk-Managed Core Fund are each a diversified series within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of both JIF Risk-Managed Core Fund and JAD Risk-Managed Core Fund is to seek long-term growth of capital.

     Janus Capital will remain the investment adviser of JIF INTECH Risk-Managed Core Fund after the Reorganization. Janus Capital is responsible for the day-to-day management of JAD INTECH Risk-Managed Core Fund's and JIF INTECH Risk-Managed Core Fund's investment portfolios and furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital, which as of [___________, 2009], sponsored [______] mutual funds with approximately $[_________] billion in mutual fund assets under management, is one of the larger mutual fund sponsors in the United States. The Reorganization will offer shareholders continuity in portfolio management while giving them continued access to Janus Capital's experience and resources in managing mutual funds.

     This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about JIF Risk-Managed Core Fund, JAD Risk-Managed Core Fund and the Reorganization. This Prospectus/Information Statement is being mailed on or about [______, 2009].

INCORPORATION BY REFERENCE

     For more information about the investment objectives, strategies, restrictions and risks of JIF INTECH Risk-Managed Core Fund and JAD INTECH Risk-Managed Core Fund, see:

          i. the Prospectus of JAD INTECH Risk-Managed Core Fund, Class A and Class C Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          ii. the Prospectus of JAD INTECH Risk-Managed Core Fund, Class I Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          iii. the Prospectus of JAD INTECH Risk-Managed Core Fund, Class S Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          iv. the Statement of Additional Information of JAD INTECH Risk-Managed Core Fund, dated November 28, 2008, as supplemented (File No. 333-33978);

          v. the Annual Report of JAD INTECH Risk-Managed Core Fund for the fiscal year ended July 31, 2008 (File No. 811-09885);

          vi. the unaudited Semiannual Report of JAD INTECH Risk-Managed Core Fund for the fiscal period ended January 31, 2009 (File No. 811-09885);

          vii. the Statement of Additional Information of JIF INTECH Risk-Managed Core Fund, dated February 27, 2009, as supplemented (File No. 002-34393);

          viii. the Annual Report of JIF INTECH Risk-Managed Core Fund (formerly named INTECH Risk-Managed Stock Fund) for the fiscal year ended October 31, 2008 (File No. 811-01879); and

          ix. the unaudited Semiannual Report of JIF INTECH Risk-Managed Core Fund (formerly named INTECH Risk-Managed Stock Fund) for the fiscal period ended April 30, 2008 (File No. 811-01879).

     These documents have been filed with the U.S. Securities and Exchange Commission ("SEC") and are incorporated by reference herein as appropriate. The Prospectus of the appropriate class of JAD INTECH Risk-Managed Core Fund and its Annual Report and Semiannual Report have previously been delivered to JAD INTECH Risk-Managed Core Fund shareholders.

     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CONTACTING YOUR BROKER-DEALER, PLAN SPONSOR, OR FINANCIAL INTERMEDIARY, OR BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE JAD TRUST OR THE JIF TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206-4805.

     A Statement of Additional Information dated [__], 2009 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling Janus at 1-877-335-2687.

     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

     THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

     SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SYNOPSIS

     This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.   WHAT IS HAPPENING IN THE REORGANIZATION?

A. At a meeting held on [__________, 2008], the Board of Trustees of the JAD Trust approved the Plan which authorizes the reorganization of JAD INTECH Risk-Managed Core Fund with and into JIF INTECH Risk-Managed Core Fund, with JIF INTECH Risk-Managed Core Fund being the surviving entity. JAD INTECH Risk-Managed Core Fund is a series of the JAD Trust and JIF INTECH Risk-Managed Core Fund is a series of the JIF Trust. Each Fund is managed by Janus Capital. You are receiving this Prospectus/Information Statement because you are a shareholder of JAD Risk-Managed Core Fund and will be impacted by the Reorganization as outlined in the Plan.

     Upon the Closing, JAD INTECH Risk-Managed Core Fund investors will receive shares of JIF INTECH Risk-Managed Core Fund equivalent in dollar value to their shares in JAD INTECH Risk-Managed Core Fund at the time of the Reorganization. Specifically, all or substantially all of the assets of JAD INTECH Risk-Managed Core Fund will be transferred to JIF INTECH Risk-Managed Core Fund solely in exchange for shares of JIF INTECH Risk-Managed Core Fund with a value equal to the value of JAD INTECH Risk-Managed Core Fund's assets net of liabilities, and the assumption by JIF INTECH Risk-Managed Core Fund of all liabilities of JAD INTECH Risk-Managed Core Fund. Immediately following the transfer, the shares of JIF INTECH Risk-Managed Core Fund received by JAD INTECH Risk-Managed Core Fund will be distributed pro rata to the JAD INTECH Risk-Managed Core Fund shareholders of record as of the Closing Date (on or about July 6, 2009). After the Reorganization is completed, JAD INTECH Risk-Managed Core Fund will be liquidated. The Reorganization is conditioned upon receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization, and other conditions.

Q. WHY IS THE REORGANIZATION IN THE BEST INTERESTS OF JAD INTECH RISK-MANAGED CORE FUND SHAREHOLDERS?

A. The Board of Trustees of the JAD Trust concluded that the Reorganization is in the best interests of JAD INTECH Risk-Managed Core Fund's shareholders after consideration of the following factors, among others:

     - The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider-range of Janus funds with differing investment strategies.

     - The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     - JAD INTECH Risk-Managed Core Fund has the same investment objective, strategies, policies and risks as JIF INTECH Risk-Managed Core Fund and the two Funds have been managed by the same portfolio managers.

     -    The two Funds have similar historical performance.

     - Shareholders of each Fund will have the opportunity to invest in a significantly larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     - Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     - The current performance fee structure of each Fund and the structure post-Reorganization in accordance with which the advisory fees paid by each Fund to Janus Capital will vary up or down depending on the Fund's performance as compared to the performance of the S&P 500(R) Index, which is the Funds' benchmark.

     - The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current JAD INTECH Risk-Managed Core Fund shareholders paying higher fees in the short-term, but provides greater longer term certainty with respect to total expense ratios.

     - The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.

     - The Reorganization would not dilute the interests of either Fund's current shareholders.

     - The impact of the Reorganization on the ability of JIF INTECH Risk-Managed Core Fund to benefit from using a portion of the realized capital losses generated by JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund, as applicable, to offset or defer future gains on the sales of securities in certain circumstances.

     - The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     - JAD INTECH Risk-Managed Core Fund's shareholders will not pay any of the costs of the Reorganization, and immediately after the Reorganization, the value of their shares in JIF INTECH Risk-Managed Core Fund will be the same as the value of their JAD INTECH Risk-Managed Core Fund holdings immediately prior to the Reorganization.

Q.   WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?

A. Both Funds have the same investment objective of seeking long-term growth of capital. Each Fund has substantially similar investment strategies and the same investment risks. Each Fund pursues its investment objective by investing primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. With respect to each Fund, stocks are selected for their potential contribution to the long-term growth of capital, utilizing the mathematical investment process of the Funds' subadviser.

     Further information comparing the investment objectives, strategies and restrictions is included below under "Investment Objectives, Strategies, Restrictions and Risks."

Q.   HOW DO THE FUNDS COMPARE IN SIZE?

A. As of October 31, 2008, JIF INTECH Risk-Managed Core Fund's net assets were approximately $246.9 million and JAD INTECH Risk-Managed Core Fund's net assets were approximately $83.8 million. The asset size of each Fund fluctuates on a daily basis and the asset size of JIF INTECH Risk-Managed Core Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of October 31, 2008.

Q.   WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE RATE?

A. There are no material differences between the Funds' investment advisory agreements. Each Fund has a performance-based investment advisory fee structure that applies the same fixed base fee rate to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus a performance fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during a measurement period. In addition, each of the following factors that may impact the fee rate are the same for the Funds: (i) the benchmark index used for measuring the Funds' performance, (ii) the hurdle rate for determining the steps at which the advisory fee rate may adjust up or down based on a Fund's performance compared to its benchmark index, (iii) the implementation date for the performance fee structure and Performance Adjustment, and (iv) the performance measurement period. The only difference between the performance fee structure is the share class used to measure a Fund's performance compared to the benchmark index. JIF INTECH Risk-Managed Core Fund uses its initial share class (it is a single class fund) as the measuring share class and JAD INTECH Risk-Managed Core Fund uses Class A Shares (waiving the upfront sales charge) ("Load-Waived Class A Shares"). Effective in connection with the Reorganization, JIF INTECH Risk-Managed Core Fund will change the share class used for measuring the Fund's performance and calculating the Fund's performance to Load-Waived Class A Shares. Given that the Funds are managed in parallel and have nearly identical performance (gross of fees and expenses), differences in advisory fee rates between the Funds are attributed to fluctuations in net assets of a Fund rather than differences in the performance fee structure. In particular, because the Base Fee is calculated on current net assets, whereas the

     Performance Adjustment is calculated based on net assets over the measuring period, fluctuations in the current assets will have an immediate effect on the Performance Adjustment. Therefore, it is not possible to accurately predict the investment advisory fee rate at the time of the Reorganization.

     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WILL THE REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

A. Based on October 31, 2008 assets (and assuming the Reorganization occurred on October 31, 2008), the projected total expense ratio of JIF INTECH Risk-Managed Core Fund is lower immediately following the Reorganization than the net expense ratio for JAD INTECH Risk-Managed Core Fund. JIF INTECH Risk-Managed Core Fund has a higher expense cap (0.89%) than JAD INTECH Risk-Managed Core Fund (0.60%) which, under certain circumstances, may result in higher net fund operating expenses immediately after the Reorganization, particularly in an environment where Fund assets are decreasing. While the Reorganization is not expected to have a material impact on the expenses your Fund incurs, the expenses you pay may be higher if the JIF INTECH Risk-Managed Core Fund's expense ratio after the Reorganization is higher than JAD INTECH Risk-Managed Core Fund's existing expense limitation. This possibility exists because as part of its efforts to reorganize its mutual fund platform, Janus Capital reviewed its approach to contractual limits (or "caps") for fund expenses. Janus Capital uses these "expense caps" in an effort to maintain competitive expenses relative to peers by waiving certain expenses, including all or a portion of its investment advisory fees, as needed, to limit the expenses a Fund pays to the contractual limit. As a result its platform-wide review of expense limits, in October 2008 Janus Capital adopted, and the Funds' Trustees approved, a single, uniform approach across its funds that have such limits, to be implemented going forward, or as existing expense limits expired. The new expense limit for JIF INTECH Risk-Managed Core Fund to be implemented as of July 6, 2009 (the expected date of the Reorganization) is higher than the older expense limit for JAD INTECH Risk-Managed Core Fund.

     It is impossible to predict the impact of the higher expense limit for JIF INTECH Risk-Managed Core Fund because the actual expense ratio after the Reorganization will depend on the level of assets of Fund assets at that time. However, given that the current expense limit of JAD INTECH Risk-Managed Core Fund expires December 1, 2009, and that such limit would not be continued at its current rate under the new approach to setting expense limits and under that approach could have been higher than the expense limit for JIF INTECH Risk-Managed Core Fund, as a shareholder of JIF INTECH Risk-Managed Core Fund, after the Reorganization, you will benefit from having a contractual expense limit in place at least until November 1, 2010.

     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Reorganization. As a result of the Reorganization, however, JAD INTECH Risk-Managed Core Fund and/or JIF INTECH Risk-Managed Core Fund may lose the ability to utilize a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, immediately prior to the date of the Reorganization you may receive a distribution of ordinary income or capital gains as a result of the normal operations of JAD INTECH Risk-Managed Core Fund.

Q.   WILL THE SHAREHOLDER SERVICES PROVIDED BY JANUS CAPITAL CHANGE?

A. No. Janus Capital manages both JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund. The custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Reorganization. Following the Reorganization, shareholders of JAD INTECH Risk-Managed Core Fund will have the same purchase and redemption privileges and expanded exchange privileges given the additional available fund offerings in the JIF Trust. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q. ARE THERE ANY DIFFERENCES IN SHAREHOLDER RIGHTS AND PRIVILEGES OF A FUND UNDER THE JAD TRUST VERSUS THE JIF TRUST?

A. Shareholders of the JAD Trust (your current trust) and shareholders of the JIF Trust (the trust into which JAD INTECH Risk-Managed Core Fund is reorganizing) have similar rights and privileges under their respective trust documents and state laws. As a result, the Reorganization is not expected to have any substantial effect on the rights of shareholders. Several differences in the trusts are worth noting however. Under the JAD Trust, subject to making certain determinations, the Board of Trustees may terminate the JAD Trust or any fund of the JAD Trust without seeking shareholder approval. Under the JIF Trust, shareholder approval is required to terminate the JIF Trust, but the Board of Trustees may merge, liquidate or reorganize a fund of the JIF Trust without seeking shareholder approval, if it is in accordance with legal requirements such as the 1940 Act requirements. The JAD Trust, however, is subject to more restrictive requirements with respect to mergers, liquidations and reorganizations than it is permitted under the 1940 Act. In addition, under the JAD Trust, shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Under the JIF Trust, each holder of a whole or fractional share held in a Fund is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value standing in the shareholders' name.

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full value of shares of JAD INTECH Risk-Managed Core Fund will be exchanged for shares of JIF INTECH Risk-Managed Core Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q. CAN I STILL ADD TO MY EXISTING JAD INTECH RISK-MANAGED CORE FUND ACCOUNT UNTIL THE REORGANIZATION?

A. Yes. JAD INTECH Risk-Managed Core Fund shareholders may continue to make additional investments until the date of the Reorganization (anticipated to be on or about July 6, 2009). However, the Board of Trustees of the JAD Trust may determine to temporarily limit future investments in JAD INTECH Risk-Managed Core Fund prior to the date of the Reorganization to ensure a smooth transition of shareholder accounts into JIF INTECH Risk-Managed Core Fund.

Q.   WILL EITHER FUND PAY FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A.   No. Janus Capital will bear those costs.

Q.   WHEN WILL THE REORGANIZATION TAKE PLACE?

A. The Reorganization will occur on or about July 6, 2009. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q. WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER JANUS FUND PRIOR TO THE REORGANIZATION?

A. You may exchange your shares into another Janus fund before the Closing Date (on or about July 6, 2009) in accordance with your pre-existing exchange privileges by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at [1-800-525-0020]. If you choose to exchange your shares of JAD INTECH Risk-Managed Core Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account ("IRA"). Exchanges may be subject to minimum investment requirements and redemption fees.

     Please note that other Janus funds in the JAD Trust are also subject to reorganization with and into the JIF Trust. So, if you exchange your shares with and into another Janus fund in the JAD Trust, shareholders of that fund may also be participating in a reorganization of that fund with and into a similarly-managed fund in the JIF Trust.

INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS

     Both Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. The Funds have the same investment objective, principal investment strategies and risks, which are discussed in detail below. Both Funds are managed by the same subadviser, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). The Funds also have the same fundamental and non-fundamental investment policies and restrictions, a description of each of these investment policies and restrictions is included in each Fund's Statement of Additional Information.

INVESTMENT OBJECTIVE

     Each Fund's investment objective is to seek long-term growth of capital. Each Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. Each Fund will notify its shareholders in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to your Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     Each Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. With respect to each Fund, stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

     Each Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by each Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.

     Within the parameters of its specific investment policies, each Fund may invest its assets in derivatives. The Funds may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

     For more information on the Funds' investment techniques and related risks, please see Appendix B.

PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

     Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective of long-term growth of capital. The following is a summary of the principal risks associated with such securities and investment techniques. Each Fund has the same investment objective, policies and strategies, so the principal risks are the same for each Fund. Additional information about these risks is included in each Fund's Prospectus. As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in, or is precluded from investing its assets in, securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks is included in Appendix B.

RISK FACTORS OF THE FUNDS

     The biggest risk is that the Fund's returns may vary, and you could lose money. Each Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

     Market Risk. The value of each Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of each Fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of a Fund's portfolio decreases, a Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

     Investment Process Risk. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, a Fund may not outperform the benchmark index.

     Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

     Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to a Fund. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

     An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

     The following questions and answers are designed to help you better understand each Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

     INTECH applies a mathematical investment process to construct an investment portfolio for each Fund. INTECH developed the formulas underlying this mathematical investment process.

     The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of a Fund's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

     - selecting stocks primarily from stocks within the Fund's benchmark index;

     - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

     - monitoring the total risk and volatility of the Fund's holdings with respect to its benchmark index.

     INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

     Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

     Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which a Fund may invest.

RISKS

     Because each Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.

     Each Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

     Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "fund of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in each Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

     The following questions and answers are designed to help you better understand some of the risks of investing in each Fund.

1. WHAT IS "INDUSTRY RISK"?

     Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. A Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

2. HOW COULD A FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

     As previously noted, to the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

     - Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

     - Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

     - Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

     - Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

     - Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. HOW DOES A FUND TRY TO REDUCE RISK?

     Each Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

     Each Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund.

GENERAL PORTFOLIO POLICIES

     Unless otherwise stated, the following general policies apply to each Fund. Except for a Fund's policies with respect to borrowing, the percentage limitations described in this Prospectus/Information Statement and/or the Fund's Statement of Additional Information normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION

     The Funds normally remains as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Each Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to a Fund. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

PORTFOLIO TURNOVER

     In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, a Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of a Fund, and the nature of a Fund's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

     The rebalancing techniques used by each Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.

     Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

COUNTERPARTIES

     Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.

     Each Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

OTHER TYPES OF INVESTMENTS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in Appendix B. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

     -    debt securities

     -    exchange-traded funds

     -    indexed/structured securities

     - various derivative transactions (which could comprise a significant percentage of a Fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

     - securities purchased on a when-issued, delayed delivery, or forward commitment basis

SWAP AGREEMENTS

     Each Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in Appendix B.

SECURITIES LENDING

     A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

COMPARISON OF FEES AND EXPENSES

     Currently, the Funds have substantially similar investment advisory agreements and performance fee structure. Each Fund pays an investment advisory fee that may adjust up or down from 0.50% based on the Fund's performance relative to its benchmark index - the S&P 500(R) Index.

CURRENT AND PRO FORMA FEES AND EXPENSES

     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in JAD INTECH Risk-Managed Core Fund versus JIF INTECH Risk-Managed Core Fund, and show the projected ("pro forma") estimated fees and expenses of JIF INTECH Risk-Managed Core Fund, assuming consummation of the Reorganization as of October 31, 2008. Fees and expenses shown for JAD INTECH Risk-Managed Core Fund were determined based on the Fund's net assets as of its fiscal year ended July 31, 2008. The pro forma fees and expenses shown for JIF INTECH Risk-Managed Core Fund were determined based on the Fund's net assets as of its fiscal year ended October 31, 2008. The pro forma fees and expenses are estimated in good faith and are hypothetical. THE FUNDS WILL NOT BEAR ANY COSTS IN CONNECTION WITH THE REORGANIZATION.

SHAREHOLDER FEES

     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. JIF INTECH Risk-Managed Core Fund currently does not offer Class A, C, I, and S Shares. Upon the consummation of the Reorganization, shares of Class A, C, I and S of JIF INTECH Risk-Managed Core Fund will be established to correspond with the shares of the same classes of JAD INTECH Risk-Managed Core Fund. Class A, C, I and S shares of JIF INTECH Risk-Managed Core Fund will have substantially the same class characteristics as the Class A, C, I and S Shares of JAD INTECH Risk-Managed Core Fund, respectively.

SHAREHOLDER FEES(1)(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A   CLASS C   CLASS I     CLASS S
                                                               -------   -------   -------     -------
JAD INTECH RISK-MANAGED CORE FUND /
JIF INTECH RISK-MANAGED CORE FUND (PRO FORMA)

Maximum Sales Charge (load) Imposed on Purchases (as a % of
   offering price)                                             5.75%(3)   N/A       N/A         N/A
Maximum Deferred Sales Charge (load) (as a % of the lower of
   original purchase price or redemption proceeds)             None(4)   1.00%(5)   N/A         N/A
Redemption Fee                                                 None      None      2.00(6)(7)  2.00(6)(7)
Exchange Fee                                                   None      None      None(7)     None(7)

----------
(1) JIF INTECH Risk-Managed Core Fund currently does not offer Class A, Class C, Class I and Class S shares. Upon the consummation of the Reorganization, shares of these classes of JIF INTECH Risk-Managed Core Fund will be established to correspond with shares of JAD INTECH Risk-Managed Core Fund.

(2) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

(3) Sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(6) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide (attached hereto as Appendix C).

(7) An exchange of Shares from each Fund held for 90 days or less may be subject to the Fund's 2.00% redemption fee.

ANNUAL FUND OPERATING EXPENSES

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly, but as the examples below show, these costs are borne indirectly by all shareholders.

     The Annual Fund Operating Expenses shown below represent annualized expenses for the fiscal year ended July 31, 2008 for JAD INTECH Risk-Managed Core Fund and those projected for JIF INTECH Risk-Managed Core Fund on a pro forma basis for the fiscal year ended October 31, 2008 assuming consummation of the Reorganization. The pro forma expenses include estimated costs of the larger JIF INTECH Risk-Managed Core Fund, which may result in higher costs that over the long-term are anticipated to decline. The Annual Fund Operating Expenses do not show current expenses for JIF INTECH Risk-Managed Core Fund since, as noted above, the Fund does not currently offer any Class A, C, I and S Shares. The pro forma information in the "Annual Fund Operating Expenses" table below assumes that JIF INTECH Risk-Managed Core Fund post-Reorganization pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the performance of its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.50%. For more information about the performance adjustment, please refer to the section "The Reorganization - Other Comparative Information about the Funds - Management Expenses." Neither the current nor pro forma Annual Fund Operating Expenses include the effect of recent market volatility which may increase those expenses to the extent there has been a decline in either Fund's asset levels.

EXPENSE LIMITATIONS

     Total annual fund operating expenses shown in the table below do not include any expense limitations agreed to by Janus Capital. Currently, through December 1, 2009, pursuant to a contract between Janus Capital and JAD INTECH Risk-Managed Core Fund, Janus Capital reduces its investment advisory fee rate paid by JAD INTECH Risk-Managed Core Fund by the amount by which the total operating expenses allocated to any class of the Fund exceed 0.60% of average daily net assets for the fiscal year. For purposes of this waiver, operating expenses do not include fees payable pursuant to Rule 12b-1 under the 1940 Act, administrative services fees (applicable to Class S Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses and any indemnification related thereto). Janus Capital currently does not have a similar expense limitation agreement for JIF INTECH Risk-Managed Core Fund but, assuming consummation of the Reorganization, Janus Capital has contractually agreed to reduce its investment advisory fee paid by JIF INTECH Risk-Managed Core Fund by the amount, if any, by which the total operating expenses allocated to any class exceed 0.89% of average daily net assets for the fiscal year until at least November 1, 2010. Notwithstanding the change in the expense limitation rate, the expense limitation agreement for JIF INTECH Risk-Managed Core Fund, post-Reorganization, is similar to the expense limitation agreement currently in effect for JAD INTECH Risk-Managed Core Fund with the exception that performance adjustments to the investment advisory fee are now excluded from the expense limit. (Please note that JIF INTECH Risk-Managed Core Fund has a higher expense limitation than JAD INTECH Risk-Managed Core Fund which may result in higher net fund annual fund operating expenses.)

     Based on expenses and asset levels of JIF INTECH Risk-Managed Core Fund as of October 31, 2008, assuming consummation of the Reorganization, the estimated pro forma expense ratio of JIF INTECH Risk-Managed Core Fund shows that no fees are being waived. Changes to expenses and asset levels of both JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund at the time of the Reorganization could trigger application of JIF INTECH Risk-Managed Core Fund's anticipated expense limit of 0.89% (with certain expenses excluded from the waiver as noted above as well as any performance adjustments to management fees), resulting in a possible reduction of the investment advisory fee payable to Janus Capital by JIF INTECH Risk-Managed Core Fund. The current and pro forma Management Fee do not include the impact of fluctuations in a Fund's more recent net assets that may result in an increase or decrease in the fee rates for each Fund shown in the table.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(1)

                               DISTRIBUTION /                   ACQUIRED      TOTAL ANNUAL
                 MANAGEMENT   SERVICE (12B-1)      OTHER      FUND(5) FEES   FUND OPERATING
                   FEE(2)         FEES(3)       EXPENSES(4)   AND EXPENSES     EXPENSES(6)
                 ----------   ---------------   -----------   ------------   --------------
JAD INTECH RISK-MANAGED CORE FUND(7)/
JIF INTECH RISK-MANAGED CORE FUND (PRO FORMA ASSUMING CONSUMMATION OF THE REORGANIZATION
ONLY)

Class A Shares
   CURRENT          0.38%          0.25%           0.22%          0.00%             0.85%
   Pro Forma        0.37%          0.25%           0.18%          0.01%             0.81%

Class C Shares
   CURRENT          0.38%          1.00%           0.23%          0.00%             1.61%
   Pro Forma        0.37%          1.00%           0.19%          0.01%             1.57%

Class I Shares
   CURRENT          0.38%           N/A            0.16%          0.00%             0.54%
   Pro Forma        0.37%           N/A            0.13%          0.01%             0.51%

Class S Shares
   CURRENT          0.38%          0.25%           0.39%          0.00%             1.02%
   Pro Forma        0.37%          0.25%           0.38%          0.01%             1.01%

----------
(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. For each Fund, this fee may go up or down monthly based on the Fund's performance relative to its respective benchmark index. For more information about the performance adjustment, please refer to the section "The Reorganization - Other Comparative Information about the Funds
     - Management Expenses."

(3) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) For Class A Shares, Class C Shares, and Class I Shares, Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares. For Class S Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

(5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. A Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables in the Fund's current prospectus does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(6) Total Annual Fund Operating Expenses do not reflect the application of contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the total operating expenses of (i) JAD INTECH Risk-Managed Core Fund and (ii) assuming the consummation of the Reorganization, JIF INTECH Risk-Managed Core Fund post-Reorganization (excluding any performance adjustments applicable to JIF INTECH Risk-Managed Core Fund post-Reorganization, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees (applicable to Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.60% and 0.89%, respectively, of average daily net assets on the fiscal year ending date in which the agreement is in effect. The agreement to contractually waive expenses of JIF INTECH Risk-Managed Core Fund post-Reorganization will be in effect, unless terminated, revised, or extended, until at least November 1, 2010. Refer to "Expense Limitations" in this Prospectus/Information Statement for the Funds' expense limit. With the waiver, Net Annual Fund Operating Expenses for each Fund are as follows:

                              JIF INTECH RISK-MANAGED
           JAD INTECH RISK-         CORE FUND
          MANAGED CORE FUND        (PRO FORMA)
          -----------------   -----------------------
Class A         0.85%                  0.81%
Class C         1.60%                  1.57%
Class I         0.54%                  0.51%
Class S         1.02%                  1.01%

(7) Each Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in the JAD INTECH Risk-Managed Core Fund's Prospectus and in this Prospectus/Information Statement for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon a Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS DISCUSSED ABOVE UNDER "EXPENSE LIMITATIONS." These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

IF YOU REDEEM YOUR SHARES: *

                 1 YEAR(1)(2)(3)   3 YEARS(1)(4)   5 YEARS(1)(4)   10 YEARS(1)(4)
                 ---------------   -------------   -------------   --------------
JAD INTECH RISK-MANAGED CORE FUND/
JIF INTECH RISK-MANAGED CORE FUND (PRO FORMA ASSUMING CONSUMMATION OF THE
REORGANIZATION ONLY)

Class A Shares
   CURRENT             $657             $831           $1,019          $1,564
   Pro Forma           $653             $819           $  999          $1,519

Class C Shares
   CURRENT             $264             $508           $  876          $1,911
   Pro Forma           $260             $496           $  855          $1,867

Class I Shares
   CURRENT             $ 55             $173           $  302          $  677
   Pro Forma           $ 52             $164           $  285          $  640

Class S Shares
   CURRENT             $104             $325           $  563          $1,248
   Pro Forma           $103             $322           $  558          $1,236

IF YOU DO NOT REDEEM YOUR SHARES: *

                    1 YEAR (1)       3 YEARS(1)      5 YEARS(1)      10 YEARS(1)
                 ---------------   -------------   -------------   --------------
JAD INTECH RISK-MANAGED CORE FUND/
JIF INTECH RISK-MANAGED CORE FUND (PRO FORMA ASSUMING CONSUMMATION OF THE
REORGANIZATION ONLY)

Class A Shares
   CURRENT             $657             $831           $1,019          $1,564
   Pro Forma           $653             $813           $  999          $1,519

Class C Shares
   CURRENT             $164             $508           $  876          $1,911
   Pro Forma           $160             $490           $  855          $1,867

Class I Shares
   CURRENT             $ 55             $173           $  302          $  677
   Pro Forma           $ 52             $164           $  285          $  640

Class S Shares
   CURRENT             $104             $325           $  563          $1,248
   Pro Forma           $103             $322           $  558          $1,236

----------
(1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

(2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(3) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(4)  Contingent deferred sales charge is not applicable.

* The pro forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

COMPARISON OF FUND PERFORMANCE

     The following information provides some indication of the risks of investing in the Funds by showing how each Fund's actual performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of a Fund. If sales charges were included, the returns would be lower. The table following the charts shows how the performance of each Fund compares to a broad-based market index (which, unlike the Funds, do not have any fees or expenses). Each Fund's performance is compared to the S&P 500(R) Index. After the Reorganization, it is expected that JIF INTECH Risk-Managed Core Fund will continue to compare its performance to the S&P 500(R) Index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Funds' performance may reflect the effect of expense waivers. Without the effect of these waivers, the performance shown would have been lower. The performance of the Funds and the index varies over time. Of course, a Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

JAD INTECH RISK-MANAGED CORE FUND - CLASS S

Annual returns for periods ended 12/31
                                                                   17.78%    11.29%    11.02%     6.21%   (35.97)%
                                                                    2004      2005      2006      2007      2008

Best Quarter:  ______________     Worst Quarter:  ________________

The Fund's year-to-date return as of the calendar quarter ended [__________].

JIF INTECH RISK-MANAGED CORE FUND

Annual returns for periods ended 12/31
                                                         17.68%    11.06%    11.37%     6.40%   (36.57)%
                                                          2004      2005      2006      2007      2008

Best Quarter:  ______________     Worst Quarter:  _________________

The Fund's year-to-date return as of the calendar quarter ended [__________].

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/08

                                                                                        Since
                                                   1 Year(1)   5 Years   10 Years   Inception(2)
                                                   ---------   -------   --------   ------------
JAD INTECH RISK-MANAGED CORE FUND
   Class S Shares(3)
      Return Before Taxes                           (35.97)%   (0.21)%      N/A         3.57%
      Return After Taxes on Distributions           (36.11)%   (1.13)%      N/A         2.67%
      Return After Taxes on Distributions and
      Sale of Fund Shares(4)                        (23.20)%   (0.16)%      N/A         3.03%
   Class A Shares(5)
      Return Before Taxes(6)                        (39.60)%   (1.30)%     0.00%        2.53%
   Class C Shares(7)
      Return Before Taxes                           (37.02)%   (0.21)%      N/A         3.00%
   Class I Shares(8)
      Return Before Taxes                           (35.73)%   (0.16)%      N/A         3.57%
   S&P 500(R) Index(9)
      (reflects no deduction for expenses,
         fees, or taxes)                            (37.00)%   (2.19)%    (1.38)%       1.83%

JIF INTECH RISK-MANAGED CORE FUND(10)
      Return Before Taxes                           (36.57)%   (0.35)%      N/A         4.51%
      Return After Taxes on Distributions           (36.74)%   (1.29)%      N/A         3.55%
      Return After Taxes on Distributions and
      Sale of Fund Shares(4)                        (23.56)%   (0.13)%      N/A         3.99%
   S&P 500(R) Index(9)
      (reflects no deduction for expenses, fees,
         or taxes)                                  (37.00)%   (2.19)%    (1.38)%       3.19%

----------
(1) Calculated to include contingent deferred sales charge applicable to Class C Shares

(2)  The inception date for JIF INTECH Risk-Managed Core Fund is February 28,
     2003.

(3) Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.


(4) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(5) Class A Shares of the Fund commenced operations on September 30, 2004. The performance shown for Class A Shares reflect the performance of each class from September 30, 2004 to December 31, 2008, the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004. The performance shown for certain periods prior to the Fund's commencement of Class A Shares was calculated using the fees and expenses of Class A Shares, respectively, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares reflects the fees and expenses of Class A, Shares, respectively, net of any fee and expense limitations or waivers.

(6)  Calculated assuming maximum permitted sales loads.

(7) Class C Shares of the Fund commenced operations on January 2, 2003. The performance shown for periods following the Fund's commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

(8) Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2008, the performance of the Fund's Class S Shares from January 2, 2003 to November 28, 2005. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

(9) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

(10) Formerly named INTECH Risk-Managed Stock Fund.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

     Current performance may be higher or lower than the performance data shown above. For more recent performance information, visit Janus' website at www.janus.com/info.

DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

     Class A, C, I and S Shares of JIF INTECH Risk-Managed Core Fund will have substantially similar class characteristics as the Class A, C, I and S Shares of JAD INTECH Risk-Managed Core Fund, respectively. Upon the consummation of the Reorganization, shares of these classes of JIF INTECH Risk-Managed Core Fund will be established to correspond with shares of JAD INTECH Risk-Managed Core Fund. For additional information about purchase procedures, exchange rights and redemption procedures, please refer to the Shareholder's Guide, attached as Appendix C.

     Janus Capital manages both JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund, and Janus Distributors LLC ("Janus Distributors") is the distributor of each Fund. In addition, the custodian, State Street Bank and Trust Company, and transfer agent, Janus Services LLC, are the same for both Funds. After the Reorganization, JIF INTECH Risk-Managed Core Fund will have purchase, exchange, and redemption procedures for Class A, C, I and S Shares that are the same or similar to those of the corresponding share classes in JAD INTECH Risk-Managed Core Fund. Prior to the Reorganization, the JIF Trust will adopt a new plan pursuant to Rule 18f-3 under the 1940 Act which will make the share class characteristics of the JIF Trust substantially similar to the share class characteristics of the JAD Trust. Therefore, it is expected that shareholders of JAD INTECH Risk-Managed Core Fund will continue to be subject to the same procedures and receive the same services as shareholders of JIF INTECH Risk-Managed Core Fund, as they currently do as shareholders of JAD INTECH Risk-Managed Core Fund.

CALCULATION OF NET ASSET VALUE

     The Funds each calculate their respective net asset value per share ("NAV") once each business day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to the Shareholder's Guide, attached as Appendix C.

DIVIDENDS AND DISTRIBUTIONS

     A detailed description of each Fund's policy with respect to dividends and distributions is available in the "Distributions" section of JAD INTECH Risk-Managed Core Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

FREQUENT PURCHASES AND REDEMPTIONS

     A detailed description of the Funds' policies with respect to frequent trading of Fund shares is available in the "Excessive Trading" section of JAD INTECH Risk-Managed Core Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

TAXES

     A detailed description of the tax consequences of buying, holding, exchanging and selling the Funds' shares is available in the "Taxes" section of JAD INTECH Risk-Managed Core Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

DISTRIBUTION ARRANGEMENTS

     A detailed description of the Funds' distribution arrangements is available in the "Distribution, Servicing, and Administrative Fees" section of JAD INTECH Risk-Managed Core Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

                               THE REORGANIZATION

THE PLAN

     The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

     The Plan contemplates: (i) JIF INTECH Risk-Managed Core Fund's acquisition of all or substantially all of the assets of JAD INTECH Risk-Managed Core Fund in exchange solely for shares of JIF INTECH Risk-Managed Core Fund and the assumption by JIF INTECH Risk-Managed Core Fund of all of JAD INTECH Risk-Managed Core Fund's liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of JAD INTECH Risk-Managed Core Fund; and (iii) the complete liquidation of JAD INTECH Risk-Managed Core Fund.

     The value of JAD INTECH Risk-Managed Core Fund's assets to be acquired and the amount of its liabilities to be assumed by JIF INTECH Risk-Managed Core Fund and the NAV of a share of JAD INTECH Risk-Managed Core Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration by JAD INTECH Risk-Managed Core Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in JAD INTECH Risk-Managed Core Fund's currently effective Prospectuses and Statement of Additional Information. The Plan provides that Janus Capital will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about July 6, 2009.

     As soon as practicable after the Closing Date, JAD INTECH Risk-Managed Core Fund will distribute pro rata to its shareholders of record the shares of JIF INTECH Risk-Managed Core Fund it receives in the Reorganization, so that each shareholder of JAD INTECH Risk-Managed Core Fund will receive a number of full and fractional shares of JIF INTECH Risk-Managed Core Fund equal in value to his or her holdings in JAD INTECH Risk-Managed Core Fund, and JAD INTECH Risk-Managed Core Fund will be liquidated.

     Such distribution will be accomplished by opening accounts on the books of JIF INTECH Risk-Managed Core Fund in the names of JAD INTECH Risk-Managed Core Fund shareholders and by transferring thereto the shares of JIF INTECH Risk-Managed Core Fund previously credited to the account of JAD INTECH Risk-Managed Core Fund on those books. Each shareholder account shall be credited with the pro rata number of JIF INTECH Risk-Managed Core Fund's shares due to that shareholder. All issued and outstanding shares of JAD INTECH Risk-Managed Core Fund will simultaneously be canceled on the books of the JAD Trust. Accordingly, immediately after the Reorganization, each former shareholder of JAD INTECH Risk-Managed Core Fund will own shares of JIF INTECH Risk-Managed Core Fund that will be equal to the value of that shareholder's shares of JAD INTECH Risk-Managed Core Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Boards of Trustees if the Trustees determine that the Reorganization is not in the best interests of the Funds. Please review the Plan carefully.

REASONS FOR THE REORGANIZATION

     The Reorganization is part of some significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings. Janus Capital believes that these enhancements will provide both meaningful short- and long-term benefits to fund shareholders. Janus Capital has historically organized its retail mutual funds into two separate and distinct trusts with different distribution models and pricing structures. Over time, the funds offered under these two trusts have been substantially similar. Given Janus Capital's evolving distribution model focused on servicing the intermediary and advisor marketplace and the overlapping similarity of fund offerings in the two trusts, Janus Capital believes that it is in the best interests of all fund shareholders to merge funds of the two trusts that have the same or substantially similar investment objectives, strategies, policies and risks. These reorganizations will create one mutual fund platform with multi-share class pricing intended to meet the needs of all investor types. Through the reorganizations, shareholders are expected to benefit from the following:

     - The reorganizations provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objectives, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;

     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;

     - As a result of the reorganizations, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future (excluding the impact of a performance adjustment to the investment advisory fee, as further described herein); and

     - Janus Capital's evolving distribution model will permit difference types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.

     It is also noteworthy that the Reorganization is designed to qualify as a tax-free reorganization, so shareholders of JAD INTECH Risk-Managed Core Fund should not realize a tax gain or loss as a direct result of the Reorganization.

     Janus Capital met with the Trustees, all of whom are not "interested persons" (as defined in the 1940 Act ("Independent Trustees"), counsel to the Funds and counsel to the Independent Trustees on September 5, 2008, October 2, 2008, February 25, 2009 and March 11-12, 2009 to discuss Janus Capital's proposal to reorganize the Funds. At each meeting, the Independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

     At the joint meeting of the Boards of Trustees of the JIF Trust and the JAD Trust held on March 12, 2009, the Trustees determined that (1) the Reorganization is in the best interests of the shareholders of JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund and (2) the Plan should be approved by the Trustees. In making these determinations, the Trustees considered the following factors, among others:

     (1) The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider-range of Janus funds with differing investment strategies.

     (2) The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     (3) JAD INTECH Risk-Managed Core Fund has the same investment objective, strategies, policies and risks as JIF INTECH Risk-Managed Core Fund and the two Funds have been managed by the same portfolio managers.

     (4)  The two Funds have similar historical performance.

     (5) Shareholders of each Fund will have the opportunity to invest in a significantly larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     (6) Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     (7) Both Funds use the same performance fee structure in accordance with which the advisory fees paid by each Fund to Janus Capital will vary up or down depending on the Fund's performance as compared to the performance of the S&P 500(R) Index, which is the Funds' benchmark.

     (8) The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current JAD INTECH Risk-Managed Core Fund shareholders paying higher fees in the short-term, but provides greater longer term certainty with respect to total expense ratios.

     (9) The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.

     (10) The Reorganization would not dilute the interests of either Fund's current shareholders.

     (11) The impact of the Reorganization on the ability of JIF INTECH Risk-Managed Core Fund to benefit from using a portion of the realized capital losses generated by JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund, as applicable, to offset or defer future gains on the sales of securities in certain circumstances.

     (12) The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     (13) JAD INTECH Risk-Managed Core Fund's shareholders will not pay any of the costs of the Reorganization, and immediately after the Reorganization, the value of their shares in JIF INTECH Risk-Managed Core Fund will be the same as the value of their JAD INTECH Risk-Managed Core Fund holdings immediately prior to the Reorganization.

     Based on these considerations, among others, the Boards of Trustees of the JAD Trust and JIF Trust concluded that: (1) the Reorganization is in the best interests of JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund and their respective shareholders; and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. Accordingly, the Trustees approved the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, the JAD Trust and the JIF Trust will receive a legal opinion from Dechert LLP, special counsel to Janus Capital, substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of JAD INTECH Risk-Managed Core Fund solely in exchange for shares of JIF INTECH Risk-Managed Core Fund and the assumption by JIF INTECH Risk-Managed Core Fund of all liabilities of JAD INTECH Risk-Managed Core Fund, and the distribution of such shares to the shareholders of JAD INTECH Risk-Managed Core Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by JAD INTECH Risk-Managed Core Fund on the transfer of the assets of JAD INTECH Risk-Managed Core Fund to JIF INTECH Risk-Managed Core Fund in exchange for JIF INTECH Risk-Managed Core Fund shares and the assumption by JIF INTECH Risk-Managed Core Fund of all liabilities of JAD INTECH Risk-Managed Core Fund or upon the distribution of JIF INTECH Risk-Managed Core Fund shares to JAD INTECH Risk-Managed Core Fund shareholders in exchange for their shares of JAD INTECH Risk-Managed Core Fund;

     - the tax basis of JAD INTECH Risk-Managed Core Fund's assets acquired by JIF INTECH Risk-Managed Core Fund will be the same to JIF INTECH Risk-Managed Core Fund as the tax basis of such assets to JAD INTECH Risk-Managed Core Fund immediately prior to the Reorganization, and the holding period of the assets of JAD INTECH Risk-Managed Core Fund in the hands of JIF INTECH Risk-Managed Core Fund will include the period during which those assets were held by JAD INTECH Risk-Managed Core Fund;

     - no gain or loss will be recognized by JIF INTECH Risk-Managed Core Fund upon the receipt of the assets of JAD INTECH Risk-Managed Core Fund solely in exchange for JIF INTECH Risk-Managed Core Fund shares and the assumption by JIF INTECH Risk-Managed Core Fund of all liabilities of JAD INTECH Risk-Managed Core Fund;

     - no gain or loss will be recognized by shareholders of JAD INTECH Risk-Managed Core Fund upon the receipt of JIF INTECH Risk-Managed Core Fund shares by such shareholders, provided such shareholders receive solely JIF INTECH Risk-Managed Core Fund shares (including fractional shares) in exchange for their JAD INTECH Risk-Managed Core Fund shares; and

     - the aggregate tax basis of JIF INTECH Risk-Managed Core Fund shares, including any fractional shares, received by each shareholder of JAD INTECH Risk-Managed Core Fund pursuant to the Reorganization will be the same as the aggregate tax basis of JAD INTECH Risk-Managed Core Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of JIF INTECH Risk-Managed Core Fund shares, including fractional shares, to be received by each shareholder of JAD INTECH Risk-Managed Core Fund will include the period during which JAD INTECH Risk-Managed Core Fund shares exchanged therefor were held by such shareholder (provided that JAD INTECH Risk-Managed Core Fund shares were held as a capital asset on the date of the Reorganization).

     The receipt of such an opinion is a condition to the consummation of the Reorganization. The JAD Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of JAD INTECH Risk-Managed Core Fund in exchange for JIF INTECH Risk-Managed Core Fund shares and the assumption by JIF INTECH Risk-Managed Core Fund of all liabilities of JAD INTECH Risk-Managed Core Fund does not constitute a tax-free reorganization, each JAD INTECH Risk-Managed Core Fund shareholder generally will recognize a gain or loss equal to the difference between the value of JIF INTECH Risk-Managed Core Fund shares such shareholder acquires and the tax basis of such shareholder's JAD INTECH Risk-Managed Core Fund shares.

     Prior to the Closing Date, JAD INTECH Risk-Managed Core Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax.

     Shareholders of JAD INTECH Risk-Managed Core Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of JAD INTECH Risk-Managed Core Fund should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.

     As of July 31, 2008, JAD INTECH Risk-Managed Core Fund did not have any accumulated capital loss carryforwards. As of October 31, 2008, JIF INTECH Risk-Managed Core Fund had accumulated capital loss carryforwards of $24,849,489 to offset its capital gains. The final amount of the accumulated capital loss carryforwards for JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, JIF INTECH Risk-Managed Core Fund may not be able to use some or all of these losses, if any, as quickly as each Fund may have used these losses in the absence of the Reorganization, and part of these losses may not be useable at all. The Boards of Trustees of the JAD Trust and JIF Trust took this factor into account in concluding that the Reorganization would be in the best interests of the Funds and their shareholders.

CAPITALIZATION

     The following table shows, on an unaudited basis, the capitalization as of October 31, 2008 for JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund, as well as pro forma capitalization giving effect to the
Reorganization:

                                                                                                JIF INTECH
                                        JAD INTECH          JIF INTECH                    Risk-Managed Core Fund
                                    Risk-Managed Core   Risk-Managed Core                    (pro forma after
                                         Fund(1)             Fund(2)        Adjustments     Reorganization)(2)
                                    -----------------   -----------------   -----------   ----------------------
CLASS A
Net Assets                                                     N/A
Net Asset Value Per Share                                      N/A
Shares Outstanding                                             N/A

CLASS C
Net Assets                                                     N/A
Net Asset Value Per Share                                      N/A
Shares Outstanding                                             N/A

CLASS I

Net Assets                                                     N/A
Net Asset Value Per Share                                      N/A
Shares Outstanding                                             N/A

CLASS R
Net Assets                                                     N/A
Net Asset Value Per Share                                      N/A
Shares Outstanding                                             N/A

CLASS S
Net Assets                                                     N/A
Net Asset Value Per Share                                      N/A
Shares Outstanding                                             N/A
JIF INTECH RISK-MANAGED CORE FUND
Net Assets
Net Asset Value Per Share
Shares Outstanding

----------
(1)  JAD INTECH Risk-Managed Core Fund currently offers Class A, C, I and S
     Shares.

(2) JIF INTECH Risk-Managed Core Fund currently does not designate separate share classes. Upon the consummation of the Reorganization, Class A, C, I and S Shares of JIF INTECH Risk-Managed Core Fund will be established with substantially the same class characteristics as the Class A, C, I and S Shares of JAD INTECH Risk-Managed Core Fund, respectively.

OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

INVESTMENT ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of each Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

     Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

     Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the JIF Trust and the JAD Trust, and Janus Capital provides office space for the Funds and pays all or a portion of the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus/Information Statement, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended.

     From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds).

     For all share classes of the Janus funds, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

     In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Janus funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

     The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

     The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

     Each Fund currently pays Janus Capital an investment advisory fee which is paid monthly. Each Fund's investment advisory agreement details the investment advisory fee and other expenses that the Funds pay. Janus Capital pays INTECH, the Funds' subadviser, a subadvisory fee from its investment advisory fee for managing each Fund.

     Each Fund incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The following table reflects each Fund's base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers, if applicable). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by each Fund.

     Each Fund pays an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index, the S&P 500(R) Index. Any adjustment to the investment advisory fee rate was effective January 2007 for JAD INTECH Risk-Managed Core Fund and JIF INTECH Rick-Managed Core Fund. Until such time, only the base fee rate shown below applied. The third column in the table below shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over its respective period. This fourth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of its respective fiscal year. Details discussing this performance fee are included below with further description in each Fund's Statement of Additional Information. As an example, if a Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if a Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.

                                               PERFORMANCE HURDLE VS.   ACTUAL INVESTMENT
                                    BASE FEE       BENCHMARK INDEX         ADVISORY FEE
                                    --------   ----------------------   -----------------
JAD INTECH RISK-MANAGED CORE FUND     0.50%             +/-4%              0.38%(1)(2)
JIF INTECH RISK-MANAGED CORE FUND     0.50%             +/-4%              0.33%(3)

----------
(1)  For the fiscal year ended July 31, 2008.

(2) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A, Class C and Class S Shares), administrative services fee (applicable to Class S Shares) and brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus/Information Statement, and any additional information is included under "Expense Limitations." The waiver is not reflected in the contractual fee rate shown.

(3)  For the fiscal year ended October 31, 2008.

     Each Fund's investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to the cumulative performance of the S&P 500(R) Index. The calculation of the performance adjustment for each Fund is applied as follows:

     Investment Advisory Fee = Base Fee +/- Performance Adjustment

     The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect.

     No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

     The investment performance of JAD INTECH Risk-Managed Core Fund's Load-Waived Class A Shares and the investment performance of shares of JIF INTECH Risk-Managed Core Fund's initial share class ("Initial Shares") for the performance measurement period are used to calculate each respective Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index, by comparing the investment performance of JAD INTECH Risk-Managed Core Fund's Load-Waived Class A Shares or the investment performance of shares of JIF INTECH Risk-Managed Core Fund against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

     As of the Closing Date of the Reorganization, JIF INTECH Risk-Managed Core Fund will calculate its Performance Adjustment by comparing the performance of the new Load-Waived Class A Shares against the investment record of its benchmark index. For the period from January 1, 2009 to the Closing Date of the Reorganzation, JIF INTECH Risk-Managed Core Fund will be used for comparing JIF INTECH Risk-Managed Core Fund's performance and calculating the performance fee.

     The basis for the Trustees' approval of the current investment advisory agreement for JIF INTECH Risk-Managed Core Fund is contained in JIF INTECH Risk-Managed Core Fund's unaudited Semiannual Report to shareholders dated April 30, 2008. The basis for the Trustees' approval of the current investment advisory agreement for JAD INTECH Risk-Managed Core Fund is contained in JAD INTECH Risk-Managed Core Fund's unaudited Semiannual Report to shareholders dated January 31, 2009.

ADMINISTRATIVE SERVICES FEES

     As noted above, upon the consummation of the Reorganization, Class A, C, I and S Shares of JIF INTECH Risk-Managed Core Fund will be established with substantially the same class characteristics as the Class A, C, I and S Shares of JAD INTECH Risk-Managed Core Fund, respectively. There will be no change in the terms of administrative services fees paid by shareholders of Class A, C, I and S Shares of JAD INTECH Risk-Managed Core Fund after the Reorganization.

     Janus Services LLC, the transfer agent of the JAD Trust and the JIF Trust, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services LLC expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.

     With respect to transactions in or for administrative services provided to Class A, Class C and Class I Shares of the Funds, certain intermediaries may charge networking, omnibus account, or other administrative fees. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by Class A, Class C and Class I Shares of each Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services LLC on behalf of a Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the shares may increase.

SUBADVISER

     INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to each Fund, and has served in such capacity since the Fund's inception. INTECH, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 90% of INTECH.

INVESTMENT PERSONNEL

     No one person of the investment team is primarily responsible for implementing the investment strategies of each Fund. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

     E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

     ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer of INTECH since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

     JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.

     JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

     JIF INTECH Risk-Managed Core Fund's Statement of Additional Information dated February 27, 2009, and JAD INTECH Risk-Managed Core Fund's Statement of Additional Information dated November 28, 2008, both of which are incorporated by reference herein, provide information about the structure and method of the Funds' portfolio managers' compensation, as well as their management of other accounts and ownership of Fund securities.

CHARTER DOCUMENTS

     JIF INTECH Risk-Managed Core Fund is a series of the JIF Trust, a Massachusetts business trust governed by Massachusetts law. JIF INTECH Risk-Managed Core Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time ("JIF Trust Instrument"). The following is a summary of certain provisions of the JIF Trust Instrument and is qualified in its entirety by reference to the JIF Trust Instrument.

     Voting. A shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder's name on the books of the JIF Trust (and a fractional vote for each fractional dollar). Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the JIF Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the JIF Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

     All shares of a fund participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each fund have no preemptive, conversion, or appraisal rights. Shares of each fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the funds' prospectus(es).

     Shareholder Meetings. The JIF Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the JIF Trust Instrument, the 1940 Act or in compliance with any regulatory order. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the JIF Trust will hold a meeting of shareholders to elect Trustees. Special meetings may be called for a specific fund or for the JIF Trust for purposes such as election of Trustees, when required by the JIF Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the JIF Trust Instrument, special meetings of shareholders of the JIF Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their fund. However, the JIF Trust Instrument disclaims shareholder liability for acts or obligations of the funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or the Trustees. The JIF Trust Instrument also provides for indemnification from the assets of the funds for all losses and expenses of any Fund shareholder held liable for the obligations of their fund.

     The Trustees intend to conduct the operations of the funds to avoid, to the extent possible, liability of shareholders for liabilities of their fund.

     Trustee Liability. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the JIF Trust shall look only to the assets of a fund with which such person dealt for payment under such credit, contract, or claim.

     Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that fund or class held by them and recorded on the books of the JIF Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

KEY DIFFERENCES IN THE RIGHTS OF JAD INTECH RISK-MANAGED CORE FUND AND JIF INTECH RISK-MANAGED CORE FUND SHAREHOLDERS

     JAD INTECH Risk-Managed Core Fund is organized as a separate series of the JAD Trust, a Delaware statutory trust, and is governed by an Amended and Restated Trust Instrument ("JAD Trust Instrument") and JAD Bylaws. JIF INTECH Risk-Managed Core Fund is organized as a separate series of the JIF Trust, a Massachusetts business trust, and is governed by the JIF Trust Instrument and JIF Bylaws. Key differences affecting the rights of shareholders under the JAD Trust Instrument, JAD Bylaws and Delaware Law and the JIF Trust Instrument and JIF Bylaws and Massachusetts law are presented below, and are qualified in their entirety by reference to the JAD Trust Instrument and the JIF Trust Instrument.

          JAD INTECH RISK-MANAGED CORE FUND                      JIF INTECH RISK-MANAGED CORE FUND
          ---------------------------------                      ---------------------------------
Any Trustee may be removed at any meeting of the       Any Trustee may be removed by a vote of at least
shareholders by a vote of at least two-thirds of the   two-thirds of the shareholders of the JIF Trust at a
outstanding shares of the JAD Trust.                   meeting called for the purpose, or by a written
                                                       declaration signed by at least two-thirds of the
                                                       shareholders and filed with the Trust's custodian.

No requirement exists that shareholders receive        Shareholders of the relevant series or class thereof
notification of the liquidation of any particular      must be notified prior to giving effect to any
series or class thereof.                               authorization for the liquidation of any particular
                                                       series or class.

No shareholder shall be personally bound and no        As previously noted, under Massachusetts law,
payment demand made on any shareholder except as       shareholders of a Massachusetts business trust
agreed to by the shareholder. Shareholders shall       could, under certain circumstances, be held liable
have the same limitation of personal liability as is   for the obligations of their fund. However, the JIF
extended to shareholders of a private corporation      Trust Instrument provides that no shareholder shall
for profit incorporated in the State of Delaware.      be personally bound and no payment demand made on
                                                       any shareholder except as agreed to by the
                                                       shareholder.

The Trustees may not change outstanding shares in a    No provision prevents the Trustees from changing
manner materially adverse to the shareholders.         outstanding shares in a manner materially adverse to
                                                       the

          JAD INTECH RISK-MANAGED CORE FUND                      JIF INTECH RISK-MANAGED CORE FUND
          ---------------------------------                      ---------------------------------
                                                       shareholders.

There is no provision related to dividends or          Any dividend or distribution paid in shares will be
distributions paid in shares.                          paid at the net asset value of the shares.

Shareholders do not have the power to vote on          Shareholders have the power to vote to the same
whether or not a court action, proceeding or claim     extent as shareholders of a Massachusetts business
should or should not be brought or maintained          corporation as to whether a court action, proceeding
derivatively or as a class action on behalf of the     or claim should be brought or maintained
Trust or any series thereof or the shareholders.       derivatively or as a class action on behalf of the
                                                       Trust or any series thereof.

A shareholder is entitled to one vote for each whole   A shareholder is entitled to one vote for each
share held (and fractional votes for fractional        dollar of net asset value standing in such
shares held) in such shareholder's name on the books   shareholder's name on the books of the JIF Trust
of the JAD Trust.                                      (and a fractional vote for each fractional dollar).

Shareholders shall be entitled to at least fifteen     Shareholders shall be entitled to at least seven
days' notice of any shareholder meetings.              days' notice of any shareholder meetings.

The Trustees are required to call a special meeting    The Trustees are required to promptly call a special
upon the written request of shareholders owning at     meeting upon the written request of shareholders
least two-thirds of the outstanding shares of such     holding not less than 10% of the shares then
series or class entitled to vote.                      outstanding for the purpose of voting on the removal
                                                       of any Trustee. Additionally, if the Trustees fail
                                                       to call meeting by 30 days after a request by the
                                                       holders of 10% of the shares then outstanding, the
                                                       shareholders may call and give notice of such
                                                       meeting.

Quorum for the transaction of business at              Quorum for the transaction of business at
shareholder meetings is set at one-third of the        shareholder meetings is set at thirty percent of the
outstanding shares or of the Shares entitled to vote   outstanding shares or of the shares entitled to vote
either in person or by proxy, unless otherwise         either in person or by proxy, unless otherwise
required by applicable law, the Bylaws or the Trust    required by applicable law, the Bylaws or the Trust
Instrument.                                            Instrument.

The Trust, on behalf of the affected series, shall,    In case any shareholder (or former shareholder) of
upon request by such shareholder, assume the defense   any series of the Trust shall be charged or held to
of any such claim made against such shareholder for    be personally liable for any obligation or liability
any act or obligation of the series and satisfy any    of the Trust solely by reason of being or having
judgment thereon from the assets of the series.        been a shareholder and not because of such
                                                       shareholder's acts or omissions or for some other
                                                       reason, said series (upon proper and timely request
                                                       by the shareholder) shall assume the defense against
                                                       such charge and satisfy any judgment thereon, and
                                                       the shareholder or former shareholder (or such
                                                       shareholder's heirs, executors, administrators or
                                                       other legal representatives or in the case of a
                                                       corporation or other entity, its corporate or other
                                                       general successor) shall be entitled out of the
                                                       assets of said series estate to be held harmless
                                                       from and indemnified against all loss and expense
                                                       arising from such liability.

Subject to making certain determinations, the          A shareholder vote is necessary to terminate the
Trustees may terminate the Trust or any series         Trust. However, the Trustees may merge, liquidate or
without obtaining a shareholder vote.                  reorganize any series without seeking shareholder
                                                       approval if in accordance with legal requirements
                                                       such as the 1940 Act requirements.

          JAD INTECH RISK-MANAGED CORE FUND                      JIF INTECH RISK-MANAGED CORE FUND
          ---------------------------------                      ---------------------------------
No provision is made for shareholder communications.   Subject to meeting certain stated criteria,
                                                       shareholders may communicate directly with other
                                                       shareholders for the purpose of obtaining signatures
                                                       to request a shareholder meeting.

There is no requirement that shareholders receive      Prior to giving effect to any such authorization of
prior notice of any consolidation, merger or           consolidation, merger or transfer, shareholders of
transfer.                                              the relevant series or class must be notified.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of JAD INTECH Risk-Managed Core Fund:

FUND                                TOTAL NUMBER OF SHARES OUTSTANDING   NET ASSETS
----                                ----------------------------------   ----------
JAD INTECH Risk-Managed Core Fund
- Class A Shares
- Class C Shares
- Class I Shares
- Class S Shares

TOTAL

     [To the knowledge of Janus Capital, as of [____, 2009], the officers and Trustees beneficially owned, as a group, less than 1% of any class of each Fund.]

     Beneficial owners of 5% or more of the outstanding shares of JAD INTECH Risk-Managed Core Fund as of [____, 2009] are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of JAD INTECH Risk-Managed Core Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.

Name and Address of Beneficial Owner   Number of Shares   Percent of Fund
------------------------------------   ----------------   ---------------


TRUSTEES AND OFFICERS

     The following individuals comprise the Boards of Trustees of the JIF and JAD Trusts: Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., Dennis
B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger and Linda S. Wolf. Each of the Trustees is not an "interested" person of Janus, the JIF Trust or the JAD Trust, as that term is defined under the 1940 Act. The officers of each Trust are disclosed in each Fund's Statement of Additional Information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [______________], Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and reviews their tax returns.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital and/or the Funds is attached as Appendix D to this Prospectus/Information Statement.

INFORMATION AVAILABLE THROUGH THE SEC

     JAD INTECH Risk-Managed Core Fund and JIF INTECH Risk-Managed Core Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements, and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

     You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).

     Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                        By order of the Board of Trustees,


                                        ----------------------------------------
                                        Robin C. Beery
                                        Chief Executive Officer and President of
                                        Janus Adviser Series

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [______] day of [________], 200_, by and among Janus Adviser Series, a Delaware statutory trust (the "JAD Trust"), on behalf of Janus Adviser [_______] Fund, a series of the JAD Trust (the "Predecessor Fund"), Janus Investment Fund (the "JIF Trust"), a Massachusetts business trust, on behalf of Janus [_______] Fund a series of the JIF Trust (the "Successor Fund"), and Janus Capital Management LLC, a Delaware limited liability company ("JCM").

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the JIF Trust or JAD Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for [Class A, Class C, Class I, Class R and Class S] voting shares of beneficial interest in the Successor Fund (the "Successor Fund Shares") having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of each of the JAD Trust and the JIF Trust has determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware, and that the interests of existing shareholders will not be diluted as a result of this transaction;

WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into existing series of the JIF Trust (each a "Preexisting Fund Reorganization"); and

WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into newly created series of the JIF Trust (each a "Shell Reorganization").

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, the JAD Trust shall
(i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the JIF Trust shall cause the Successor Fund to deliver to the JAD Trust full and fractional [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the "Closing Date") and (iii) the JIF Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3 The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares received by the JAD Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the JAD Trust. The Successor Fund shall not issue certificates representing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares in connection with such exchange. Ownership of [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares will be shown on the books of the JIF Trust's transfer agent. As soon as practicable after the Closing, the JAD Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2. CLOSING AND CLOSING DATE

2.1 The Closing Date shall be July 6, 2009, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of JCM, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2 The JAD Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to be credited on the Closing Date to the Secretary of the JAD Trust or provide evidence satisfactory to the JAD Trust that such [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES

3.1 The JAD Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

     (i) the JAD Trust is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

     (ii) the JAD Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JAD Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) this Agreement has been duly executed by the JAD Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (v) neither the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund, nor the consummation by the JAD Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the JAD Trust's Amended and Restated Trust Instrument ("JAD Trust Instrument") or Bylaws of the JAD Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JAD Trust is a party or by which the JAD Trust or any of its assets is subject or bound;

     (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;

     (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the JAD Trust, other than as shall be obtained at or prior to the Closing;

     (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

     (ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

3.2 The JIF Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

     (i) the JIF Trust is duly organized and existing under its Amended and Restated Declaration of Trust (the "JIF Declaration of Trust") and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust";

     (ii) the JIF Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JIF Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) this Agreement has been duly executed by the JIF Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (v) neither the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund, nor the consummation by the JIF Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the JIF Declaration of Trust or the Amended and Restated Bylaws of the JIF Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JIF Trust is a party or by which the JIF Trust or any of its assets is subject or bound;

     (vi) the net asset value per share of a [Class A, Class C, Class I, Class R and Class S] Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;

     (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the JIF Trust, other than as shall be obtained at or prior to the Closing;

     (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

     (ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under
          Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

4. CONDITIONS PRECEDENT

4.1 The obligations of the JAD Trust on behalf of each Predecessor Fund and the JIF Trust on behalf of each Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

     (i) The JIF Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the JIF Trust and/or JCM to be necessary and appropriate to effect the registration of the [Class A, Class C, Class I and Class S] Successor Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

     (ii) The applicable [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

     (iii) All representations and warranties of the JAD Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JIF Trust on behalf of the Successor Fund shall have received a certificate of an officer of the JAD Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the JIF Trust on behalf of the Successor Fund;

     (iv) All representations and warranties of the JIF Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JAD Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the JIF Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the JAD Trust on behalf of the Predecessor Fund;

     (v) The JIF Trust and the JAD Trust shall have received the opinion of Dechert LLP addressed to each of them substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of JCM, the JIF Trust and the JAD Trust. Notwithstanding anything herein to the contrary, neither the JIF Trust nor the JAD Trust may waive the condition set forth in this paragraph;

     (vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

     (vii) The conditions precedent to (A) each of the Preexisting Fund Reorganizations and (B) each of the Shell Reorganizations shall have been satisfied, unless the Board of Trustees of the JAD Trust and/or the JIF Trust shall have waived this condition and deemed it to be in the best interests of Shareholders of the Predecessor Fund that the Reorganization should proceed.

5. EXPENSES

All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.

6. ENTIRE AGREEMENT

The JAD Trust agrees on behalf of the Predecessor Fund and the JIF Trust agrees on behalf of the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7. TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, make proceeding with the Agreement inadvisable.

8. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5 It is expressly agreed that the obligations of each of the JIF Trust and JAD Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of each trust personally, but shall bind only the trust property of the trusts, as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively, of each trust. The execution and delivery by such officers of the Trusts shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Trust as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively. The JAD Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. The JIF Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund.

10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST                                 JANUS ADVISER SERIES
                                       For and on behalf of the Predecessor Fund


Name:                                  By:
      ------------------------------       ------------------------------------
                                       Name:
                                       Title:


ATTEST                                 JANUS INVESTMENT FUND
                                       For and on behalf of the Successor Fund


Name:                                  By:
      ------------------------------       ------------------------------------
                                       Name:
                                       Title:


ATTEST                                 JANUS CAPITAL MANAGEMENT LLC


Name:                                  By:
      ------------------------------       ------------------------------------
                                       Name:
                                       Title:

                                                                      APPENDIX B

           OTHER INVESTMENT TECHNIQUES AND RELATED RISKS OF THE FUNDS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies as described below. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. Additional information regarding these investment techniques and risks is included in each Fund's Statement of Additional Information. These securities and strategies may include:

EQUITY AND DEBT SECURITIES

BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government.

Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                                      APPENDIX C

                               SHAREHOLDER'S GUIDE

This Prospectus/Information Statement relates to four separate classes of shares ("Shares"): Class A, Class C, Class I and Class S of INTECH Risk-Managed Core Fund ("JIF INTECH Risk-Managed Core Fund"), a series of Janus Investment Fund (the "Trust"). JIF INTECH Risk-Managed Core Fund currently does not offer shares of any of these classes. However, upon consummation of the reorganization of Janus Adviser INTECH Risk-Managed Core Fund with and into JIF INTECH Risk-Managed Core Fund (the "Reorganization"), JIF INTECH Risk-Managed Core Fund will complete the registration of Shares of these classes pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and start offering these shares. JIF INTECH Risk-Managed Core Fund currently only offers one class of shares (the "Initial Class") which is not offered in this Prospectus/Information Statement. Please refer to JIF INTECH Risk-Managed Core Fund's prospectus dated February 27, 2009 (the "JIF INTECH Risk-Managed Core Fund's Prospectus") for information about shares of this Initial Class. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at 1-877-335-2687. The information below relates to classes of JIF INTECH Risk-Managed Core Fund as of the date they are created.

PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

Investors may not purchase, exchange, or redeem Class A, Class C and Class S Shares of JIF INTECH Risk-Managed Core Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Class A and Class C Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Class S Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction on Class S Shares does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

Class I Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from JIF INTECH Risk-Managed Core Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative (networking, omnibus positioning) fees. Administrative (networking, omnibus positioning) fees may be paid by JIF INTECH Risk-Managed Core Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT [1-800-333-1181], OR REFER TO YOUR PLAN DOCUMENTS.

With certain limited exceptions, JIF INTECH Risk-Managed Core Fund is available only to U.S. citizens or residents.

PRICING OF JIF INTECH RISK-MANAGED CORE FUND SHARES

The per share net asset value ("NAV") for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. JIF INTECH Risk-Managed Core Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of JIF INTECH Risk-Managed Core Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem JIF INTECH Risk-Managed Core Fund's Shares.

The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by JIF INTECH Risk-Managed Core Fund or its agent, plus, for Class

A Shares, any applicable initial sales charge. The price you pay to sell Class A Shares and Class C Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. All purchases and redemptions of Class I Shares and Class S Shares will be duly processed at the NAV next calculated after your request is received in good order by JIF INTECH Risk-Managed Core Fund or its agent. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by JIF INTECH Risk-Managed Core Fund or its agent by the close of the regular trading session of the NYSE.

Securities held by JIF INTECH Risk-Managed Core Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of JIF INTECH Risk-Managed Core Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. JIF INTECH Risk-Managed Core Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

Due to the subjective nature of fair value pricing, JIF INTECH Risk-Managed Core Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of JIF INTECH Risk-Managed Core Fund's portfolio securities and the reflection of such change in JIF INTECH Risk-Managed Core Fund's NAV, as further described in the "Excessive Trading" section in this Appendix C. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that JIF INTECH Risk-Managed Core Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of JIF INTECH Risk-Managed Core Fund, which negatively impacts long-term shareholders. JIF INTECH Risk-Managed Core Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by JIF INTECH Risk-Managed Core Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

If you hold Class I Shares in an account through a financial intermediary or plan sponsor or if you hold Shares of Class A, Class C or Class S, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to JIF INTECH Risk-Managed Core Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. JIF INTECH Risk-Managed Core Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

As noted above, upon the closing of the Reorganization, and subject to certain contingencies, JIF INTECH Risk-Managed Core Fund will start offering shares of Class A, Class C, Class I and Class S. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

     -    how much you plan to invest;

     -    how long you expect to own the shares;

     -    the expenses paid by each class; and

     -    whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. The following table summarizes some of the factors you should consider with respect to each class of shares.*

                                      CLASS A                 CLASS C                 CLASS I                 CLASS S
                               ---------------------   ---------------------   ---------------------   ---------------------
Initial sales charge on        Up to 5.75%(1)(2)                None                  None                     None
purchases

Deferred sales charge (CDSC)   None except on          1.00% on Shares                None                     None
                               certain redemptions     redeemed within 12
                               of Shares purchased     months of purchase(2)
                               without an initial
                               sales charge(2)

Redemption fee                          None                    None                  2.00%(3)                 2.00%(3)

Exchange fee                            None                    None                  None(3)                  None(3)

Minimum initial investment     $2,500 for              $2,500 for              $1 million for          $2,500 for
                               non-retirement          non-retirement          institutional           non-retirement
                               account; $500 for       account; $500 for       investors; $500 for     account; $500 for
                               certain tax-deferred    certain tax-deferred    tax-deferred accounts   certain tax-deferred
                               or UGMA/UTMA accounts   or UGMA/UTMA accounts   and $2,500 for other    or UGMA/UTMA accounts
                                                                               accounts

Maximum purchase                        None           $500,000 per a single           None                    None
                                                              purchase

Minimum aggregate account               None                    None                   None                    None
balance

12b-1 fee                               0.25%                 1.00%(5)                 None                    0.25%

----------
* Information in this table is qualified in its entirety by reference to more detailed description in the sections below. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares.

(1) The initial sales charge is reduced for purchases of $50,000 or more and is waived for purchases of $1 million or more.

(2)  May also be waived under certain circumstances.

(3) Redemption Fee applies to Shares held for 90 days or less (as a % of amount redeemed). The redemption fee may be waived in certain circumstances as described the section titled "Redemption - Redemption Fee" below. An exchange of Class I or Class S Shares from JIF INTECH Risk-Managed Core Fund held for 90 days or less may be subject to the Fund's 2.00% redemption fee.

(4) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums.

(5)  Up to 0.75% distribution fee and up to 0.25% shareholder servicing fee.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), JIF INTECH Risk-Managed Core Fund may pay Janus Distributors LLC, the Trust's distributor ("Janus Distributors"), a fee for the sale and distribution of Class A Shares and Class C Shares at an annual rate up to 0.25% and 1.00% of the average daily net assets of Class A Shares and Class C Shares of JIF INTECH Risk-Managed Core Fund, respectively. Under the Class A and the Class C Plans, Janus Distributors may pay all or a portion of 12b-1 fees to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in JIF INTECH Risk-Managed Core Fund.

Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), JIF INTECH Risk-Managed Core Fund may pay Janus Distributors a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of JIF INTECH Risk-Managed Core Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in JIF INTECH Risk-Managed Core Fund.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Class A, Class C, Class S Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of JIF INTECH Risk-Managed Core Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADMINISTRATIVE FEES- CLASS A, CLASS C AND CLASS I SHARES

Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of JIF INTECH Risk-Managed Core Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (NSCC) or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of JIF INTECH Risk-Managed Core Fund to Janus Services LLC ("Janus Services"), which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by each shareholder of the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of JIF INTECH Risk-Managed Core Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

ADMINISTRATIVE SERVICES FEE -CLASS S SHARES

Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of JIF INTECH Risk-Managed Core Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in JIF INTECH Risk-Managed Core Fund.

PURCHASES

Purchases of Class A, Class C or Class S Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in JIF INTECH Risk-Managed Core Fund, including additional information on minimum initial or subsequent investment requirements.

Purchases of Class I Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative [(1-800-333-1181)], or refer to your plan documents for information on how to invest in JIF INTECH Risk-Managed Core Fund, including additional information on minimum initial or subsequent investment requirements.

Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on JIF INTECH Risk-Managed Core Fund's behalf. As discussed under the section titled "Reorganization - Other Comparative Information about the Fund - Investment Adviser" in this Prospectus/Information Statement, Janus Capital Management LLC ("Janus Capital"), JIF INTECH Risk-Managed Core

Fund's investment adviser, and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for JIF INTECH Risk-Managed Core Fund or that provide services in connection with investments in JIF INTECH Risk-Managed Core Fund. You should consider such arrangements when evaluating any recommendation of JIF INTECH Risk-Managed Core Fund.

JIF INTECH Risk-Managed Core Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. JIF INTECH Risk-Managed Core Fund is not intended for excessive trading. For more information about JIF INTECH Risk-Managed Core Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

The minimum investment for Class A Shares, Class C Shares and Class S Shares is $2,500 per JIF INTECH Risk-Managed Core Fund account for non-retirement accounts and $500 per JIF INTECH Risk-Managed Core Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within JIF INTECH Risk-Managed Core Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of Janus Capital Group Inc. ("JCGI") and its affiliates, as well as Trustees and officers of JIF INTECH Risk-Managed Core Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at [1-800-333-1181]. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

JIF INTECH Risk-Managed Core Fund reserves the right to annually request that intermediaries close JIF INTECH Risk-Managed Core Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with JIF INTECH Risk-Managed Core Fund, you may receive written notice prior to the closure of your JIF INTECH Risk-Managed Core Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The maximum purchase in Class C Shares is $500,000 for any single purchase. There is no limitation on maximum purchase of Class A, Class I and Class S Shares.

JIF INTECH Risk-Managed Core Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

SYSTEMATIC PURCHASE PLAN

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you are a holder of Class I Shares and you hold Class I Shares directly with JIF INTECH Risk-Managed Core Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES SALES CHARGE

An initial sales charge may apply to your purchase of Class A Shares of JIF INTECH Risk-Managed Core Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                         Class A Shares Sales Charge
                                              as a Percentage of
                                       -------------------------------
                                                            Net Amount
Amount of Purchase at Offering Price   Offering Price(1)   Invested(1)
------------------------------------   -----------------   -----------
Under $50,000                               5.75%             6.10%
$50,000 but under $100,000                  4.50%             4.71%
$100,000 but under $250,000                 3.50%             3.63%
$250,000 but under $500,000                 2.50%             2.56%
$500,000 but under $1,000,000(2)            2.00%             2.04%
$1,000,000 and above                        None(3)           None

----------
(1)  Offering price includes the initial sales charge.

(2) Compared to Class C Shares, the sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of JIF INTECH Risk-Managed Core Fund shares.

(3) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

     -    1.00% on amounts from $1,000,000 to $4,000,000;

     -    plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

     -    plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this JIF INTECH Risk-Managed Core Fund or certain other Janus funds) with your current purchase of Class A Shares of JIF INTECH Risk-Managed Core Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of JIF INTECH Risk-Managed Core Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are JIF INTECH Risk-Managed Core Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts" below. You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase JIF INTECH Risk-Managed Core Fund shares, as JIF INTECH Risk-Managed Core Fund, its agents, or your financial intermediary may not retain this information.

RIGHT OF ACCUMULATION. You may purchase Class A Shares of JIF INTECH Risk-Managed Core Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of JIF INTECH Risk-Managed Core Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts" below, and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

     - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

     -    solely controlled business accounts; and

     -    single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of JIF INTECH Risk-Managed Core Fund's shares, free of charge, and in a clear and prominent format, at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

COMMISSION ON CLASS C SHARES

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

     - You may generally exchange shares of JIF INTECH Risk-Managed Core Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

     -    You must meet the minimum investment amount for each fund.

     - JIF INTECH Risk-Managed Core Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

     - The exchange privilege is not intended as a vehicle for short-term or excessive trading. JIF INTECH Risk-Managed Core Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

     - With respect to exchange of Class I Shares, accounts holding Class I Shares directly with JIF INTECH Risk-Managed Core Fund may make up to four round trips in JIF INTECH Risk-Managed Core Fund in a 12-month period, although JIF INTECH Risk-Managed Core Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of JIF INTECH Risk-Managed Core Fund (by any means) followed by a purchase back into JIF INTECH Risk-Managed Core Fund (by any means). JIF INTECH Risk-Managed Core Fund will work with intermediaries to apply JIF INTECH Risk-Managed Core Fund's exchange limit. However, JIF INTECH Risk-Managed Core Fund may not always have the ability to monitor or enforce the trading activity in such accounts.

     - For more information about JIF INTECH Risk-Managed Core Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

WAIVER OF SALES CHARGES

Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of JIF INTECH Risk-Managed Core Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

Redemptions, like purchases, of Class A, Class C and Class S Shares may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

Redemptions, like purchases, of Class I Shares may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative [(1-800-333-1181)], or refer to the appropriate plan documents for details.

Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of JIF INTECH Risk-Managed Core Fund may be redeemed on any business day on which JIF INTECH Risk-Managed Core Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by JIF INTECH Risk-Managed Core Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, or less any applicable redemption fee for Class I and

Class S Shares, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

If you hold Class A, Class C, Class I or Class S Shares, you should note that JIF INTECH Risk-Managed Core Fund reserves the right to annually request that intermediaries close JIF INTECH Risk-Managed Core Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. In addition, if you hold Class I Shares directly with JIF INTECH Risk-Managed Core Fund, you may receive written notice prior to the closure of your JIF INTECH Risk-Managed Core Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

REDEMPTIONS IN-KIND

Shares normally will be redeemed for cash, although JIF INTECH Risk-Managed Core Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, JIF INTECH Risk-Managed Core Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of JIF INTECH Risk-Managed Core Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, JIF INTECH Risk-Managed Core Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

You may arrange for periodic redemptions of Class I Shares by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with JIF INTECH Risk-Managed Core Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

You may arrange for periodic redemptions of Class S Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES AND CLASS C SHARES CDSC

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed below apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC WAIVERS

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

     -    Upon the death or disability of an account owner;

     - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

     -    Retirement plan shareholders taking required minimum distributions;

     - The redemption of Class A Shares or Class C Shares acquired through reinvestment of JIF INTECH Risk-Managed Core Fund dividends or distributions;

     - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

     - If JIF INTECH Risk-Managed Core Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

REINSTATEMENT PRIVILEGE - CLASS A SHARES

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

REDEMPTION FEE - CLASS I AND CLASS S SHARES

Redemptions (and exchanges) of Class I and Class S Shares from JIF INTECH Risk-Managed Core Fund held for 90 days or less may be subject to JIF INTECH Risk-Managed Core Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to JIF INTECH Risk-Managed Core Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in JIF INTECH Risk-Managed Core Fund's asset level and cash flow due to short-term money movements in and out of JIF INTECH Risk-Managed Core Fund.

Certain intermediaries have agreed to charge JIF INTECH Risk-Managed Core Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with JIF INTECH Risk-Managed Core Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from JIF INTECH Risk-Managed Core Fund's.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and
(iv) certain intermediaries that do not have or report to JIF INTECH Risk-Managed Core Fund sufficient information to impose a redemption fee on their customers' accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
(vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.

Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary (or a Janus representative [(1-800-333-1181)], if you are a holder of Class I Shares and you hold Class I Shares directly with JIF INTECH Risk-Managed Core Fund), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, JIF INTECH Risk-Managed Core Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of JIF INTECH Risk-Managed Core Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect JIF INTECH Risk-Managed Core Fund from the effects of short-term trading. In addition, JIF INTECH Risk-Managed Core Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to JIF INTECH Risk-Managed Core Fund's redemption fee, JIF INTECH Risk-Managed Core Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Board of Trustees of JIF INTECH Risk-Managed Core Fund has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). JIF INTECH Risk-Managed Core Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of JIF INTECH Risk-Managed Core Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, JIF INTECH Risk-Managed Core Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of JIF INTECH Risk-Managed Core Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

JIF INTECH Risk-Managed Core Fund attempts to deter excessive trading through at least the following methods:

     -    exchange limitations as described under "Exchanges;"

     - redemption fees (where applicable on certain classes of certain funds); and

     -    fair valuation of securities as described under "Pricing of Fund
          Shares."

JIF INTECH Risk-Managed Core Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of JIF INTECH Risk-Managed Core Fund's shares followed by the redemption of JIF INTECH Risk-Managed Core Fund's shares within a 90-day period may result in enforcement of JIF INTECH Risk-Managed Core Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

If JIF INTECH Risk-Managed Core Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. JIF INTECH Risk-Managed Core Fund's excessive trading policies generally do not apply to a (i) money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

JIF INTECH Risk-Managed Core Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of JIF INTECH Risk-Managed Core Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. JIF INTECH Risk-Managed Core Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to JIF INTECH Risk-Managed Core Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of JIF INTECH Risk-Managed Core Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, JIF INTECH Risk-Managed Core Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. JIF INTECH Risk-Managed Core Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of JIF INTECH Risk-Managed Core Fund's methods to detect and deter excessive trading.

JIF INTECH Risk-Managed Core Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, JIF INTECH Risk-Managed Core Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

JIF INTECH Risk-Managed Core Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

EXCESSIVE TRADING RISKS

Excessive trading may present risks to JIF INTECH Risk-Managed Core Fund's long-term shareholders. Excessive trading into and out of JIF INTECH Risk-Managed Core Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in JIF INTECH Risk-Managed Core Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time JIF INTECH Risk-Managed Core Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that JIF INTECH Risk-Managed Core Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of JIF INTECH Risk-Managed Core Fund, which negatively impacts long-term shareholders. Although JIF INTECH Risk-Managed Core Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although JIF INTECH Risk-Managed Core Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Appendix C and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, JIF INTECH Risk-Managed Core Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from JIF INTECH Risk-Managed Core Fund and its agents. This makes JIF INTECH Risk-Managed Core Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although JIF INTECH Risk-Managed Core Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in JIF INTECH Risk-Managed Core Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings of JIF INTECH Risk-Managed Core Fund.

     - FULL HOLDINGS. JIF INTECH Risk-Managed Core Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov;
          (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.

     - TOP HOLDINGS. JIF INTECH Risk-Managed Core Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

     - OTHER INFORMATION. JIF INTECH Risk-Managed Core Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. JIF INTECH Risk-Managed Core Fund discloses its short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of JIF INTECH Risk-Managed Core Fund, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of JIF INTECH Risk-Managed Core Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

DISTRIBUTION OF JIF INTECH RISK-MANAGED CORE FUND

JIF INTECH Risk-Managed Core Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or at 1-800-289-9999.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of JIF INTECH Risk-Managed Core Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. JIF INTECH Risk-Managed Core Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single fund.

DISTRIBUTION SCHEDULE

Dividends from net investment income and distributions of capital gains for JIF INTECH Risk-Managed Core Fund are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

HOW DISTRIBUTIONS AFFECT JIF INTECH RISK-MANAGED CORE FUND'S NAV

Distributions are paid to shareholders as of the record date of a distribution of JIF INTECH Risk-Managed Core Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in JIF INTECH Risk-Managed Core Fund's daily NAV. The share price of JIF INTECH Risk-Managed Core Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, JIF INTECH Risk-Managed Core Fund declared a dividend in the amount of $0.25 per share. If JIF INTECH Risk-Managed Core Fund's share price was $10.00 on December 30, JIF INTECH Risk-Managed Core Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

"BUYING A DIVIDEND"

If you purchase shares of JIF INTECH Risk-Managed Core Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, JIF INTECH Risk-Managed Core Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of JIF INTECH Risk-Managed Core Fund, whether or not you reinvested the dividends. Before buying shares of JIF INTECH Risk-Managed Core Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, JIF INTECH Risk-Managed Core Fund's distributions of net investment income and net capital gains are automatically reinvested in JIF INTECH Risk-Managed Core Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at [1-800-525-0020]. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in JIF INTECH Risk-Managed Core Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in JIF INTECH Risk-Managed Core Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS

Distributions by JIF INTECH Risk-Managed Core Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of JIF INTECH Risk-Managed Core Fund. When gains from the sale of a security held by JIF INTECH Risk-Managed Core Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time JIF INTECH Risk-Managed Core Fund held the security. In certain states, a portion of the distributions (depending on the sources of JIF INTECH Risk-Managed Core Fund's income) may be exempt from state and local taxes. JIF INTECH Risk-Managed Core Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of JIF INTECH Risk-Managed Core Fund at the record date of such payments. Although JIF INTECH Risk-Managed Core Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by JIF INTECH Risk-Managed Core Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

JIF INTECH Risk-Managed Core Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

TAXATION OF JIF INTECH RISK-MANAGED CORE FUND

Dividends, interest, and some capital gains received by JIF INTECH Risk-Managed Core Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If JIF INTECH Risk-Managed Core Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to JIF INTECH Risk-Managed Core Fund. JIF INTECH Risk-Managed Core Fund's transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. JIF INTECH Risk-Managed Core Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

JIF INTECH Risk-Managed Core Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that JIF INTECH Risk-Managed Core Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If JIF INTECH Risk-Managed Core Fund invests in partnerships, it may be subject to state tax liabilities.

                                                                      APPENDIX D

                                  LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies,
LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No.

2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                              JANUS INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                [APRIL   , 2009]
                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                   JANUS ADVISER INTECH RISK-MANAGED CORE FUND
                        A SERIES OF JANUS ADVISER SERIES
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                                 1-800-525-0200

             BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF

                          INTECH RISK-MANAGED CORE FUND
                 (FORMERLY NAMED INTECH RISK-MANAGED STOCK FUND)
                        A SERIES OF JANUS INVESTMENT FUND
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                                 1-800-525-3713

     This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the combined prospectus and information
statement (the "Prospectus/Information Statement") dated [April   , 2009]. The
Prospectus/Information Statement is being furnished to shareholders of Janus Adviser INTECH Risk-Managed Core Fund, a series of Janus Adviser Series ("JAD INTECH Risk-Managed Core Fund"), in connection with the reorganization of JAD INTECH Risk-Managed Core Fund with and into INTECH Risk-Managed Core Fund, a series of Janus Investment Fund ("JIF INTECH Risk-Managed Core Fund"), pursuant to which all of the assets and liabilities of JAD INTECH Risk-Managed Core Fund would be transferred to JIF INTECH Risk-Managed Core Fund in exchange for shares of beneficial interest of JIF INTECH Risk-Managed Core Fund (the "Reorganization").

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus Capital") at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0200.

     This SAI consists of: (i) this cover page; (ii) Additional Information about Class A, Class C, Class I and Class S shares of JIF INTECH Risk-Managed Core Fund, (iii) the accompanying Pro Forma Financial Statements, and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference herein:

     1. The SAI for JAD INTECH Risk-Managed Core Fund, dated November 28, 2008, as supplemented (File No: 333-33978), and the SAI for JIF INTECH Risk-Managed Core Fund, dated February 27, 2009, as supplemented (File No:
        002-34393).

     2. The Financial Statements of JAD INTECH Risk-Managed Core Fund are included in the annual report, dated July 31, 2008, as filed on September 29, 2008, and the semi-annual report, dated January 31, 2009, as filed on March 31, 2009 (File No: 811-09885), and the Financial Statements of JIF INTECH Risk-Managed Core Fund are included in the annual report, dated October 31, 2008, as filed on December 29, 2008, and the semi-annual report, dated April 30, 2008, as filed on June 27, 2008 (File No: 811-01879).

     As described in the Prospectus/Information Statement, upon the closing of the Reorganization, each owner of Class A, Class C, Class I and Class S shares of JAD INTECH Risk-Managed Core Fund would become a shareholder of the corresponding class of shares of JIF INTECH Risk-Managed Core Fund. JIF INTECH Risk-Managed Core Fund does not currently offer Class A, Class C, Class I and Class S shares. However, upon consummation of the Reorganization, JIF INTECH Risk-Managed Core Fund will establish Class A, Class C, Class I and Class S shares pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. Information about JIF INTECH Risk-Managed Core Fund and its Class A, Class C, Class I and Class S shares provided in the Prospectus/Information Statement and other general information about JIF INTECH Risk-Managed Core Fund in its SAI dated February 27, 2009 (File No. 002-34393), is incorporated herein by reference. Only certain information specific to JIF INTECH Risk-Managed Core Fund's Class A, Class C, Class I and Class S shares is provided herein.

                          ADDITIONAL INFORMATION ABOUT
                 CLASS A, CLASS C, CLASS I AND CLASS S SHARES OF
                        JIF INTECH RISK-MANAGED CORE FUND

TRANSFER AGENCY AND OTHER SERVICES

     Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is JIF INTECH Risk-Managed Core Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for JIF INTECH Risk-Managed Core Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S shares of JIF INTECH Risk-Managed Core Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class S shares of JIF INTECH Risk-Managed Core Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

     Janus Services is not compensated for its services related to Class A shares, Class C shares, and Class I shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in JIF INTECH Risk-Managed Core Fund that are processed through the National Securities Clearing Corporation or similar systems.

PURCHASES OF CLASS A SHARES

     The price you pay for Class A shares is the public offering price, which is the NAV next determined after JIF INTECH Risk-Managed Core Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. JIF INTECH Risk-Managed Core Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                                          AMOUNT OF SALES
                                                                          CHARGE REALLOWED
                                                                            TO FINANCIAL
                                 SALES CHARGE AS A   SALES CHARGE AS A   INTERMEDIARIES AS
                                   PERCENTAGE OF     PERCENTAGE OF NET    A PERCENTAGE OF
                                  OFFERING PRICE*     AMOUNT INVESTED      OFFERING PRICE
                                 -----------------   -----------------   -----------------
Under $50,000..................         5.75%               6.10%               5.00%
$50,000 but under $100,000.....         4.50%               4.71%               3.75%
$100,000 but under $250,000....         3.50%               3.63%               2.75%
$250,000 but under $500,000....         2.50%               2.56%               2.00%
$500,000 but under $1,000,000..         2.00%               2.04%               1.60%
$1,000,000 and above...........         None**              None                None


--------

 *  Offering Price includes the initial sales charge.

** A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

CLASS A SHARES AND CLASS S SHARES

     As described in the Prospectus/Information Statement, Class A shares and Class S shares will each adopt distribution and shareholder servicing plans (the "Class A Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class S shares of JIF

INTECH Risk-Managed Core Fund for activities that are primarily intended to result in sales of Class A shares or Class S shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors LLC, JIF INTECH Risk-Managed Core Fund's distributor ("Janus Distributors"), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers.

CLASS C SHARES

     As described in the Prospectus/Information Statement, Class C shares will adopt a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of JIF INTECH Risk-Managed Core Fund for activities which are primarily intended to result in sales of Class C shares of JIF INTECH Risk-Managed Core Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of JIF INTECH Risk-Managed Core Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about JIF INTECH Risk-Managed Core Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

     The Plans and any Rule 12b-1 related agreement to be entered into by JIF INTECH Risk-Managed Core Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to JIF INTECH Risk-Managed Core Fund at any time, without penalty, by vote of a majority of the outstanding shares of that Class of JIF INTECH Risk-Managed Core Fund or by vote of a majority of the 12b-1 Trustees.

     Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

                         PRO FORMA FINANCIAL STATEMENTS

     In connection with a proposed transaction whereby all of the assets and liabilities of JAD INTECH Risk-Managed Core Fund will be transferred to JIF INTECH Risk-Managed Core Fund (each, a "Fund" and collectively, the "Funds"), in exchange for shares of JIF INTECH Risk-Managed Core Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2008. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Schedule of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

                          INTECH RISK-MANAGED CORE FUND
                  PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
COMMON STOCK -- 99.8%
ADVERTISING AGENCIES -- 0.1%
  Interpublic Group of Companies,
     Inc.*..............................      67,000      22,100     89,100   $    347,730  $   114,699  $    462,429
AEROSPACE AND DEFENSE -- 2.0%
  Boeing Co. ...........................      12,800       4,100     16,900        669,056      214,307       883,363
  General Dynamics Corp. ...............      16,400       5,500     21,900        989,248      331,760     1,321,008
  Lockheed Martin Corp. ................      31,300      11,200     42,500      2,662,065      952,560     3,614,625
  Northrop Grumman Corp. ...............       3,900       1,200      5,100        182,871       56,268       239,139
  Raytheon Co. .........................      10,000       3,300     13,300        511,100      168,663       679,763
                                                                                 5,014,340    1,723,558     6,737,898
AEROSPACE AND
  DEFENSE -- EQUIPMENT -- 0.5%
  B.F. Goodrich Co. ....................      15,200       5,100     20,300        555,712      186,456       742,168
  United Technologies Corp. ............      14,200       4,700     18,900        780,432      258,312     1,038,744
                                                                                 1,336,144      444,768     1,780,912
AGRICULTURAL CHEMICALS -- 0.6%
  CF Industries Holdings, Inc. .........       2,600         800      3,400        166,894       51,352       218,246
  Monsanto Co. .........................      14,600       5,100     19,700      1,299,108      453,798     1,752,906
                                                                                 1,466,002      505,150     1,971,152
AGRICULTURAL OPERATIONS -- 0.1%
  Archer-Daniels-Midland Co. ...........      14,600       4,900     19,500        302,658      101,577       404,235
  Airlines -- 0.0% Southwest Airlines
     Co.                                       3,200       1,900      5,100         37,696       22,382        60,078
  Apparel Manufacturers -- 0.5%
  Coach, Inc.*..........................      19,200       6,200     25,400        395,520      127,720       523,240
  Jones Apparel Group, Inc. ............      14,100       4,300     18,400        156,651       47,773       204,424
  Polo Ralph Lauren Corp. ..............       4,200       1,600      5,800        198,114       75,472       273,586
  VF Corp. .............................       8,900       3,100     12,000        490,390      170,810       661,200
                                                                                 1,240,675      421,775     1,662,450
APPLIANCES -- 0.0%
  Whirlpool Corp. ......................         700         100        800         32,655        4,665        37,320
APPLICATIONS SOFTWARE -- 1.5%
  Compuware Corp.*......................      27,700       9,100     36,800        176,726       58,058       234,784
  Intuit, Inc.*.........................       5,600       1,900      7,500        140,336       47,614       187,950
  Microsoft Corp. ......................     137,100      45,300    182,400      3,061,443    1,011,549     4,072,992
  Salesforce.com, Inc.*.................       8,900       2,800     11,700        275,544       86,688       362,232
                                                                                 3,654,049    1,203,909     4,857,958
ATHLETIC FOOTWEAR -- 0.6%
  Nike, Inc. -- Class B.................      24,600       8,900     33,500      1,417,698      512,907     1,930,605
AUTOMOTIVE -- CARS AND LIGHT
  TRUCKS -- 0.1%
  General Motors Corp.*.................      38,000      10,400     48,400        219,640       60,112       279,752
AUTOMOTIVE -- MEDIUM AND HEAVY DUTY
  TRUCKS -- 0.2%
  Paccar, Inc. .........................      13,900       4,850     18,750        406,436      141,814       548,250

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
AUTOMOTIVE -- TRUCK PARTS AND
  EQUIPMENT -- ORIGINAL -- 0.5%
  Johnson Controls, Inc. ...............      66,700      22,000     88,700      1,182,591      390,060     1,572,651
BEVERAGES -- NON-ALCOHOLIC -- 3.3%
  Coca-Cola Co. ........................     116,100      37,400    153,500      5,115,366    1,647,844     6,763,210
  Coca-Cola Enterprises, Inc. ..........      20,400       7,000     27,400        205,020       70,350       275,370
  Dr. Pepper Snapple Group Inc.*........       6,100       2,000      8,100        139,690       45,800       185,490
  Pepsi Bottling Group, Inc. ...........       3,100       1,100      4,200         71,672       25,432        97,104
  PepsiCo, Inc. ........................      48,800      16,400     65,200      2,782,088      934,964     3,717,052
                                                                                 8,313,836    2,724,390    11,038,226
BEVERAGES -- WINE AND SPIRITS -- 0.2%
  Brown-Forman Corp. -- Class B.........      11,875       4,125     16,000        539,125      187,275       726,400
  Constellation Brands, Inc. -- Class
     A*.................................         400         900      1,300          5,016       11,286        16,302
                                                                                   544,141      198,561       742,702
BREWERY -- 0.2%
  Anheuser-Busch Companies, Inc. .......       2,700         900      3,600        167,481       55,827       223,308
  Molson Coors Brewing Co. -- Class B...       8,500       2,600     11,100        317,560       97,136       414,696
                                                                                   485,041      152,963       638,004
BUILDING -- RESIDENTIAL AND
  COMMERCIAL -- 0.9%
  Centex Corp.*.........................      33,500      13,900     47,400        410,375      170,275       580,650
  D.R. Horton, Inc. ....................      64,200      19,700     83,900        473,796      145,386       619,182
  KB Home...............................      21,000       7,500     28,500        350,490      125,175       475,665
  Lennar Corp. -- Class A...............      43,900      14,500     58,400        339,786      112,230       452,016
  Pulte Homes, Inc. ....................      62,300      20,600     82,900        694,022      229,484       923,506
                                                                                 2,268,469      782,550     3,051,019
CABLE TELEVISION -- 1.0%
  Comcast Corp. -- Class A..............      43,400      13,900     57,300        683,984      219,064       903,048
  DIRECTV Group, Inc.*..................      49,200      17,700     66,900      1,076,988      387,453     1,464,441
  Scripps Networks, Intl................      20,900       6,800     27,700        593,560      193,120       786,680
                                                                                 2,354,532      799,637     3,154,169
CASINO SERVICES -- 0.1%
  International Game Technology.........      12,800       5,600     18,400        179,200       78,400       257,600
CHEMICALS -- DIVERSIFIED -- 0.3%
  Dow Chemical Co. .....................       2,400         800      3,200         64,008       21,336        85,344
  E.I. du Pont de Nemours and Co. ......      12,500       5,000     17,500        400,000      160,000       560,000
  PPG Industries, Inc. .................       1,700         500      2,200         84,286       24,790       109,076
  Rohm & Haas Co. ......................       1,700         500      2,200        119,595       35,175       154,770
                                                                                   667,889      241,301       909,190
CHEMICALS -- SPECIALTY -- 0.7%
  Eastman Chemical Co. .................       5,700       2,000      7,700        230,223       80,780       311,003
  Ecolab, Inc. .........................       9,800       3,300     13,100        365,148      122,958       488,106
  Sigma-Aldrich Corp. ..................      23,700       8,100     31,800      1,039,482      355,266     1,394,748
                                                                                 1,634,853      559,004     2,193,857
COAL -- 0.7%
  Consol Energy, Inc. ..................      27,400       8,700     36,100        860,086      273,093     1,133,179

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
  Massey Energy Co. ....................      19,400       6,400     25,800        447,946      147,776       595,722
  Peabody Energy Corp. .................       8,800       2,700     11,500        303,688       93,177       396,865
                                                                                 1,611,720      514,046     2,125,766
COMMERCIAL BANKS -- 0.6%
  BB&T Corp. ...........................      24,000       8,500     32,500        860,400      304,725     1,165,125
  M&T Bank Corp. .......................       5,000       1,700      6,700        405,500      137,870       543,370
  Regions Financial Corp. ..............      19,100       4,900     24,000        211,819       54,341       266,160
  Zions Bancorporation..................       3,100       1,100      4,200        118,141       41,921       160,062
                                                                                 1,595,860      538,857     2,134,717
COMMERCIAL SERVICES -- 0.1%
  Convergys Corp.*......................      21,600       6,800     28,400        166,104       52,292       218,396
COMMERCIAL SERVICES -- FINANCE -- 1.4%
  Equifax, Inc. ........................      12,300       4,400     16,700        320,784      114,752       435,536
  H&R Block, Inc. ......................      40,000      14,200     54,200        788,800      280,024     1,068,824
  MasterCard, Inc. -- Class A...........       7,100       2,400      9,500      1,049,522      354,768     1,404,290
  Moody's Corp. ........................      27,700       9,100     36,800        709,120      232,960       942,080
  Western Union Co. ....................      37,500      13,000     50,500        572,250      198,380       770,630
                                                                                 3,440,476    1,180,884     4,621,360
COMPUTER SERVICES -- 0.4%
  Affiliated Computer Services,
     Inc. -- Class A*...................      21,300       7,000     28,300        873,300      287,000     1,160,300
COMPUTERS -- 3.7%
  Apple, Inc.*..........................      21,500       8,000     29,500      2,313,185      860,720     3,173,905
  Hewlett-Packard Co. ..................      90,100      33,500    123,600      3,449,028    1,282,380     4,731,408
  IBM Corp. ............................      36,200      12,900     49,100      3,365,514    1,199,313     4,564,827
                                                                                 9,127,727    3,342,413    12,470,140
COMPUTERS -- MEMORY DEVICES -- 0.3%
  EMC Corp.*............................      36,300      12,000     48,300        427,614      141,360       568,974
  Network Appliance, Inc.*..............      17,300       6,200     23,500        234,069       83,886       317,955
                                                                                   661,683      225,246       886,929
COMPUTERS -- PERIPHERAL
  EQUIPMENT -- 0.0%
  Lexmark International Group,
     Inc. -- Class A*...................       4,200       1,300      5,500        108,486       33,579       142,065
CONTAINERS -- METAL AND GLASS -- 0.1%
  Ball Corp. ...........................       7,100       2,100      9,200        242,820       71,820       314,640
CONTAINERS -- PAPER AND PLASTIC -- 0.4%
  Bemis Company, Inc. ..................       5,600       1,800      7,400        139,104       44,712       183,816
  Pactiv Corp.*.........................       3,100       1,000      4,100         73,036       23,560        96,596
  Sealed Air Corp. .....................      42,300      13,900     56,200        715,716      235,188       950,904
                                                                                   927,856      303,460     1,231,316
COSMETICS AND TOILETRIES -- 3.4%
  Avon Products, Inc. ..................       9,200       3,300     12,500        228,436       81,939       310,375
  Colgate-Palmolive Co. ................      41,300      13,200     54,500      2,591,988      828,432     3,420,420
  Estee Lauder Companies, Inc. -- Class
     A..................................       5,000       2,200      7,200        180,200       79,288       259,488
  Procter & Gamble Co. .................      83,887      28,788    112,675      5,414,067    1,857,978     7,272,045

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
                                                                                 8,414,691    2,847,637    11,262,328
CRUISE LINES -- 0.1%
  Carnival Corp. (U.S. Shares)..........      10,900       3,500     14,400        276,860       88,900       365,760
DATA PROCESSING AND MANAGEMENT -- 0.1%
  Fiserv, Inc.*.........................       4,900       1,600      6,500        163,464       53,376       216,840
DENTAL SUPPLIES AND EQUIPMENT -- 0.1%
  Patterson Companies, Inc.*............       6,000       1,900      7,900        151,980       48,127       200,107
DISPOSABLE MEDICAL PRODUCTS -- 0.2%
  C.R. Bard, Inc. ......................       4,200       1,600      5,800        370,650      141,200       511,850
DISTRIBUTION/WHOLESALE -- 0.1%
  Fastenal Co. .........................       6,500       2,200      8,700        261,690       88,572       350,262
  W.W. Grainger, Inc. ..................         300         100        400         23,571        7,857        31,428
                                                                                   285,261       96,429       381,690
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
  IntercontinentalExchange, Inc.*.......       1,100         400      1,500         94,116       34,224       128,340
DIVERSIFIED OPERATIONS -- 5.5%
  3M Co. ...............................       9,100       3,000     12,100        585,130      192,900       778,030
  Danaher Corp. ........................       1,000         500      1,500         59,240       29,620        88,860
  Dover Corp. ..........................       9,000       3,000     12,000        285,930       95,310       381,240
  General Electric Co. .................     383,200     125,600    508,800      7,476,233    2,450,456     9,926,689
  Honeywell International, Inc. ........      57,200      18,600     75,800      1,741,740      566,370     2,308,110
  Illinois Tool Works, Inc. ............       2,300         400      2,700         76,797       13,356        90,153
  Ingersoll-Rand Co. -- Class A.........      17,453       5,492     22,945        322,008      101,327       423,335
  Leggett & Platt, Inc. ................      12,600       4,500     17,100        218,736       78,120       296,856
  Leucadia National Corp. ..............      47,300      15,500     62,800      1,269,532      416,020     1,685,552
  Parker Hannifin Corp. ................       1,100         400      1,500         42,647       15,508        58,155
  Textron, Inc. ........................      23,700       8,800     32,500        419,490      155,760       575,250
  Tyco International, Ltd. .............      31,000      11,100     42,100        783,680      280,608     1,064,288
                                                                                13,281,163    4,395,355    17,676,518
E-COMMERCE/PRODUCTS -- 0.5%
  Amazon.com, Inc.*.....................      23,700       7,900     31,600      1,356,588      452,196     1,808,784
ELECTRIC -- INTEGRATED -- 4.8%
  Allegheny Energy, Inc. ...............       2,500         800      3,300         75,375       24,120        99,495
  Ameren Corp. .........................         500         200        700         16,225        6,490        22,715
  American Electric Power Company,
     Inc. ..............................      15,000       5,600     20,600        489,450      182,728       672,178
  Constellation Energy Group, Inc. .....      18,800       6,600     25,400        455,148      159,786       614,934
  Edison International..................       2,800         600      3,400         99,652       21,354       121,006
  Entergy Corp. ........................      26,300       8,500     34,800      2,052,715      663,425     2,716,140
  Exelon Corp. .........................       1,900         700      2,600        103,056       37,968       141,024
  FirstEnergy Corp. ....................      24,300       7,600     31,900      1,267,488      396,416     1,663,904
  FPL Group, Inc. ......................      60,900      19,500     80,400      2,876,916      921,180     3,798,096
  PG&E Corp. ...........................       1,300         500      1,800         47,671       18,335        66,006
  Pinnacle West Capital Corp. ..........         700         300      1,000         22,155        9,495        31,650
  PPL Corp. ............................      72,200      22,800     95,000      2,369,604      748,296     3,117,900
  Public Service Enterprise Group,
     Inc. ..............................      36,000      12,400     48,400      1,013,400      349,060     1,362,460

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
  Southern Co. .........................      11,200       3,700     14,900        384,608      127,058       511,666
  Teco Energy, Inc. ....................      24,600       8,400     33,000        283,884       96,936       380,820
  Xcel Energy, Inc. ....................       9,600       3,700     13,300        167,232       64,454       231,686
                                                                                11,724,579    3,827,101    15,551,680
ELECTRIC PRODUCTS --
   MISCELLANEOUS -- 0.1%
  Emerson Electric Co. .................       7,600       2,900     10,500        248,748       94,917       343,665
ELECTRONIC COMPONENTS --
   MISCELLANEOUS -- 0.2%
  Tyco Electronics, Ltd. ...............      31,200      10,300     41,500        606,528      200,232       806,760
ELECTRONIC COMPONENTS --
   SEMICONDUCTORS -- 1.3%
  Altera Corp. .........................       4,400       1,500      5,900         76,340       26,025       102,365
  Intel Corp. ..........................      70,000      24,100     94,100      1,120,000      385,600     1,505,600
  LSI Corp.*............................      68,200      20,200     88,400        262,570       77,770       340,340
  MEMC Electronic Materials, Inc.*......      14,800       5,100     19,900        272,024       93,738       365,762
  Microchip Technology, Inc. ...........      19,700       7,000     26,700        485,211      172,410       657,621
  QLogic Corp.*.........................      37,400      11,200     48,600        449,548      134,624       584,172
  Texas Instruments, Inc. ..............      10,400       3,400     13,800        203,424       66,504       269,928
  Xilinx, Inc. .........................      18,900       6,200     25,100        348,138      114,204       462,342
                                                                                 3,217,255    1,070,875     4,288,130
ELECTRONIC CONNECTORS -- 0.1%
  Amphenol Corp. -- Class A.............       5,000       1,600      6,600        143,250       45,840       189,090
ELECTRONIC FORMS -- 0.0%
  Adobe Systems, Inc.*..................       2,000         500      2,500         53,280       13,320        66,600
ELECTRONICS -- MILITARY -- 0.2%
  L-3 Communications Holdings, Inc. ....       7,600       1,800      9,400        616,892      146,106       762,998
ENGINEERING -- RESEARCH AND DEVELOPMENT
  SERVICES -- 0.7%
  Fluor Corp. ..........................      21,700       7,100     28,800        866,481      283,503     1,149,984
  Jacobs Engineering Group, Inc.*.......      23,200       8,100     31,300        845,176      295,083     1,140,259
                                                                                 1,711,657      578,586     2,290,243
ENGINES -- INTERNAL COMBUSTION -- 0.2%
  Cummins, Inc. ........................      20,000       6,400     26,400        517,000      165,440       682,440
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
  BMC Software, Inc.*...................      18,400       6,000     24,400        475,088      154,920       630,008
  CA, Inc. .............................       2,900       1,000      3,900         51,620       17,800        69,420
  Oracle Corp.*.........................      88,942      31,935    120,877      1,626,749      584,091     2,210,840
                                                                                 2,153,457      756,811     2,910,268
ENTERTAINMENT SOFTWARE -- 0.0%
  Electronic Arts, Inc.*................       2,200         200      2,400         50,116        4,556        54,672
FIDUCIARY BANKS -- 0.9%
  Bank of New York Mellon Corp. ........      11,100       3,200     14,300        361,860      104,320       466,180
  Northern Trust Corp. .................      20,100       6,200     26,300      1,131,831      349,122     1,480,953
  State Street Corp. ...................      17,600       5,600     23,200        762,960      242,760     1,005,720
                                                                                 2,256,651      696,202     2,952,853

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
FILTRATION AND SEPARATIONS
  PRODUCTS -- 0.0%
  Pall Corp. ...........................       2,400         800      3,200         63,384       21,128        84,512
FINANCE -- COMMERCIAL -- 0.0%
  CIT Group, Inc. ......................       7,900       2,600     10,500         32,706       10,764        43,470
FINANCE -- CREDIT CARD -- 0.0%
  Discover Financial Services...........       4,800       1,600      6,400         58,800       19,600        78,400
FINANCE -- INVESTMENT
  BANKERS/BROKERS -- 1.2%
  Charles Schwab Corp. .................      17,700       6,400     24,100        338,424      122,368       460,792
  Citigroup, Inc. ......................       6,900       1,300      8,200         94,185       17,745       111,930
  Goldman Sachs Group, Inc. ............       8,100       2,700     10,800        749,250      249,750       999,000
  JP Morgan Chase & Co. ................      32,540       8,386     40,926      1,342,275      345,923     1,688,198
  Merrill Lynch & Company, Inc. ........      13,600       4,800     18,400        252,824       89,232       342,056
  Morgan Stanley Co. ...................      16,000       5,300     21,300        279,520       92,591       372,111
                                                                                 3,056,478      917,609     3,974,087
FINANCE -- OTHER SERVICES -- 0.1%
  CME Group, Inc. ......................         400         100        500        112,860       28,215       141,075
  Nasdaq Stock Market, Inc.*............       3,600       1,200      4,800        116,856       38,952       155,808
  NYSE Euronext.........................       4,000       1,400      5,400        120,720       42,252       162,972
                                                                                   350,436      109,419       459,855
FINANCIAL GUARANTEE INSURANCE -- 0.0%
  MBIA, Inc.*...........................       7,700       2,500     10,200         75,691       24,575       100,266
FOOD -- MEAT PRODUCTS -- 0.1%
  Tyson Foods, Inc. -- Class A..........      31,400      10,300     41,700        274,436       90,022       364,458
FOOD -- MISCELLANEOUS/DIVERSI-
  FIED -- 0.6%
  General Mills, Inc. ..................       3,700       1,300      5,000        250,638       88,062       338,700
  H.J. Heinz Co. .......................      13,400       4,800     18,200        587,188      210,336       797,524
  Kellogg Co. ..........................       8,100       2,400     10,500        408,402      121,008       529,410
  Kraft Foods, Inc. -- Class A..........       9,700       3,400     13,100        282,658       99,076       381,734
  McCormick & Company, Inc. ............       1,500         500      2,000         50,490       16,830        67,320
                                                                                 1,579,376      535,312     2,114,688
FOOD -- RETAIL -- 0.9%
  Kroger Co. ...........................      60,700      19,100     79,800      1,666,822      524,486     2,191,308
  Safeway, Inc. ........................      18,500       5,800     24,300        393,495      123,366       516,861
  Whole Foods Market, Inc.*.............      14,200       6,300     20,500        152,224       67,536       219,760
                                                                                 2,212,541      715,388     2,927,929
FOOD -- WHOLESALE/DISTRIBUTION -- 0.0%
  Sysco Corp. ..........................       1,800       1,000      2,800         47,160       26,200        73,360
FORESTRY -- 0.2%
  Plum Creek Timber Company, Inc. ......       8,500       2,500     11,000        316,880       93,200       410,080
  Weyerhaeuser Co. .....................       5,600       2,000      7,600        214,032       76,440       290,472
                                                                                   530,912      169,640       700,552
GAS -- DISTRIBUTION -- 0.1%
  NiSource, Inc. .......................       4,800       1,600      6,400         62,208       20,736        82,944
  Sempra Energy Co. ....................       1,600         200      1,800         68,144        8,518        76,662
                                                                                   130,352       29,254       159,606

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
GOLD MINING -- 0.1%
  Newmont Mining Corp. .................       4,800       1,500      6,300        126,432       39,510       165,942
HOTELS AND MOTELS -- 0.2%
  Marriott International, Inc. -- Class
     A..................................       5,500       1,700      7,200        114,785       35,479       150,264
  Starwood Hotels & Resorts Worldwide,
     Inc. ..............................      17,600       6,100     23,700        396,704      137,494       534,198
                                                                                   511,489      172,973       684,462
HUMAN RESOURCES -- 0.0%
  Robert Half International, Inc. ......       6,500       2,800      9,300        122,655       52,836       175,491
INDUSTRIAL GASES -- 0.6%
  Air Products and Chemicals, Inc. .....      11,400       4,000     15,400        662,682      232,520       895,202
  Praxair, Inc. ........................      11,600       4,000     15,600        755,740      260,600     1,016,340
                                                                                 1,418,422      493,120     1,911,542
INSTRUMENTS -- SCIENTIFIC -- 0.8%
  Applera Corp. -- Applied Biosystems
     Group..............................      16,400       5,600     22,000        505,612      172,648       678,260
  PerkinElmer, Inc. ....................       5,000       1,200      6,200         89,700       21,528       111,228
  Thermo Fisher Scientific, Inc.*.......      34,200      11,200     45,400      1,388,520      454,720     1,843,240
                                                                                 1,983,832      648,896     2,632,728
INSURANCE BROKERS -- 0.3%
  Aon Corp. ............................       2,300         900      3,200         97,290       38,070       135,360
  Marsh & McLennan Companies, Inc. .....      18,700       6,700     25,400        548,284      196,444       744,728
                                                                                   645,574      234,514       880,088
INTERNET INFRASTRUCTURE SOFTWARE -- 0.1%
  Akamai Technologies, Inc.*............      13,500       4,400     17,900        194,130       63,272       257,402
INTERNET SECURITY -- 0.4%
  Symantec Corp.*.......................      51,100      16,700     67,800        642,838      210,086       852,924
  VeriSign, Inc.*.......................      18,700       6,600     25,300        396,440      139,920       536,360
                                                                                 1,039,278      350,006     1,389,284
INVESTMENT COMPANIES -- 0.0%
  American Capital Strategies, Ltd. ....       6,100       1,700      7,800         85,705       23,885       109,590
INVESTMENT MANAGEMENT AND ADVISORY
  SERVICES -- 0.5%
  Federated Investors, Inc. -- Class B..      20,000       6,300     26,300        484,000      152,460       636,460
  Invesco, Ltd. (U.S. Shares)...........      12,300       4,000     16,300        183,393       59,640       243,033
  T. Rowe Price Group, Inc. ............      17,000       5,700     22,700        672,180      225,378       897,558
                                                                                 1,339,573      437,478     1,777,051
LIFE AND HEALTH INSURANCE -- 1.1%
  AFLAC, Inc. ..........................      30,400      11,100     41,500      1,346,112      491,508     1,837,620
  Principal Financial Group, Inc. ......      14,400       5,000     19,400        273,456       94,950       368,406
  Prudential Financial, Inc. ...........       6,400       2,100      8,500        192,000       63,000       255,000
  Torchmark Corp. ......................       6,500       2,200      8,700        271,505       91,894       363,399
  UnumProvident Corp. ..................      33,600      11,800     45,400        529,200      185,850       715,050
                                                                                 2,612,273      927,202     3,539,475

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
MACHINERY -- CONSTRUCTION AND
  MINING -- 0.5%
  Caterpillar, Inc. ....................      33,700      11,100     44,800      1,286,329      423,687     1,710,016
  Terex Corp.*..........................       3,800       1,300      5,100         63,422       21,697        85,119
                                                                                 1,349,751      445,384     1,795,135
MACHINERY -- FARM -- 0.4%
  Deere & Co. ..........................      25,700       9,100     34,800        990,992      350,896     1,341,888
MACHINERY -- PUMPS -- 0.1%
  Flowserve Corp. ......................       3,300         900      4,200        187,836       51,228       239,064
MEDICAL -- BIOMEDICAL AND
  GENETIC -- 0.9%
  Amgen, Inc.*..........................       3,400       1,100      4,500        203,626       65,879       269,505
  Biogen Idec, Inc.*....................       3,100       1,100      4,200        131,905       46,805       178,710
  Celgene Corp.*........................       9,500       3,200     12,700        610,470      205,632       816,102
  Genzyme Corp.*........................       7,800       2,600     10,400        568,464      189,488       757,952
  Gilead Sciences, Inc.*................      16,800       6,200     23,000        770,280      284,270     1,054,550
                                                                                 2,284,745      792,074     3,076,819
MEDICAL -- DRUGS -- 3.1%
  Abbott Laboratories...................      35,600      12,100     47,700      1,963,340      667,315     2,630,655
  Allergan, Inc. .......................       2,000         700      2,700         79,340       27,769       107,109
  Bristol-Myers Squibb Co. .............       9,800       5,500     15,300        201,390      113,025       314,415
  Eli Lilly and Co. ....................       6,000       2,300      8,300        202,920       77,786       280,706
  Forest Laboratories, Inc.*............      10,200       3,700     13,900        236,946       85,951       322,897
  King Pharmaceuticals, Inc.*...........      45,800      15,100     60,900        402,582      132,729       535,311
  Merck & Company, Inc. ................     123,600      46,500    170,100      3,825,420    1,439,175     5,264,595
  Pfizer, Inc. .........................      38,100      13,400     51,500        674,751      237,314       912,065
  Wyeth.................................       4,800       1,500      6,300        154,464       48,270       202,734
                                                                                 7,741,153    2,829,334    10,570,487
MEDICAL -- GENERIC DRUGS -- 0.2%
  Barr Pharmaceuticals, Inc.*...........       3,100       1,100      4,200        199,206       70,686       269,892
  Mylan Laboratories, Inc.*.............      21,600       6,500     28,100        185,112       55,705       240,817
  Watson Pharmaceuticals, Inc.*.........       1,200         100      1,300         31,404        2,617        34,021
                                                                                   415,722      129,008       544,730
MEDICAL -- HMO -- 0.3%
  Aetna, Inc. ..........................       5,400       1,800      7,200        134,298       44,766       179,064
  CIGNA Corp. ..........................      42,000      13,900     55,900        684,600      226,570       911,170
  Humana, Inc.*.........................       1,100         500      1,600         32,549       14,795        47,344
                                                                                   851,447      286,131     1,137,578
MEDICAL -- HOSPITALS -- 0.2%
  Tenet Healthcare Corp.*...............     104,300      35,200    139,500        456,834      154,176       611,010
MEDICAL -- WHOLESALE
  DRUG DISTRIBUTORS -- 0.0%
  AmerisourceBergen Corp. ..............       1,500         500      2,000         46,905       15,635        62,540
  Cardinal Health, Inc. ................       1,200         400      1,600         45,840       15,280        61,120
                                                                                    92,745       30,915       123,660
MEDICAL INSTRUMENTS -- 0.5%
  Boston Scientific Corp.*..............      69,100      22,700     91,800        623,973      204,981       828,954

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
  Intuitive Surgical, Inc.*.............       1,000         400      1,400        172,790       69,116       241,906
  Medtronic, Inc. ......................       5,500       1,800      7,300        221,815       72,594       294,409
  St. Jude Medical, Inc.*...............       3,400       1,200      4,600        129,302       45,636       174,938
                                                                                 1,147,880      392,327     1,540,207
MEDICAL LABS AND TESTING
  SERVICES -- 0.1%
  Quest Diagnostics, Inc. ..............       5,600       2,000      7,600        262,080       93,600       355,680
MEDICAL PRODUCTS -- 3.7%
  Baxter International, Inc. ...........      34,600      12,300     46,900      2,092,954      744,027     2,836,981
  Becton, Dickinson and Co. ............       7,800       2,500     10,300        541,320      173,500       714,820
  Covidien, Ltd. .......................      16,800       5,500     22,300        744,072      243,595       987,667
  Hospira, Inc.*........................       4,300       1,100      5,400        119,626       30,602       150,228
  Johnson & Johnson.....................      46,000      14,700     60,700      2,821,640      901,698     3,723,338
  Stryker Corp. ........................      29,100       9,700     38,800      1,555,686      518,562     2,074,248
  Varian Medical Systems, Inc.*.........      20,800       6,900     27,700        946,608      314,019     1,260,627
  Zimmer Holdings, Inc.*................       7,800       2,600     10,400        362,154      120,718       482,872
                                                                                 9,184,060    3,046,721    12,230,781
METAL -- ALUMINUM -- 0.0%
  Alcoa, Inc. ..........................       7,600       2,700     10,300         87,476       31,077       118,553
METAL -- DIVERSIFIED -- 0.1%
  Freeport-McMoRan Copper & Gold,
     Inc. -- Class B....................       5,104       1,621      6,725        148,526       47,171       195,697
METAL PROCESSORS AND FABRICATORS -- 0.4%
  Precision Castparts Corp. ............      13,800       4,600     18,400        894,378      298,126     1,192,504
MULTI-LINE INSURANCE -- 1.6%
  Allstate Corp. .......................       3,900       1,400      5,300        102,921       36,946       139,867
  American International Group, Inc.*...      16,900       4,900     21,800         32,279        9,359        41,638
  Assurant, Inc. .......................      19,200       7,900     27,100        489,216      201,292       690,508
  Cincinnati Financial Corp. ...........       3,300       1,100      4,400         85,767       28,589       114,356
  Loews Corp. ..........................      94,100      30,900    125,000      3,125,061    1,026,189     4,151,250
  MetLife, Inc. ........................       4,500       1,400      5,900        149,490       46,508       195,998
                                                                                 3,984,734    1,348,883     5,333,617
MULTIMEDIA -- 0.6%
  McGraw-Hill Companies, Inc. ..........      10,600       3,600     14,200        284,504       96,624       381,128
  News Corporation, Inc. -- Class A.....      37,800      12,500     50,300        402,192      133,000       535,192
  Time Warner, Inc. ....................       5,900       3,700      9,600         59,531       37,333        96,864
  Viacom, Inc. -- Class B*..............      11,600       3,300     14,900        234,552       66,726       301,278
  Walt Disney Co. ......................      16,500       5,400     21,900        427,350      139,860       567,210
                                                                                 1,408,129      473,543     1,881,672
NETWORKING PRODUCTS -- 1.1%
  Cisco Systems, Inc.*..................     131,700      43,700    175,400      2,340,309      776,549     3,116,858
  Juniper Networks, Inc.*...............      14,500       4,800     19,300        271,730       89,952       361,682
                                                                                 2,612,039      866,501     3,478,540
NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
  Allied Waste Industries, Inc.*........      32,500      10,700     43,200        338,650      111,494       450,144
  Waste Management, Inc. ...............       3,400       1,100      4,500        106,182       34,353       140,535

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
                                                                                   444,832      145,847       590,679
OIL -- FIELD SERVICES -- 1.5%
  BJ Services Co. ......................      10,300       4,200     14,500        132,355       53,970       186,325
  Halliburton Co. ......................       4,800       3,500      8,300         94,992       69,265       164,257
  Schlumberger, Ltd. (U.S. Shares)......      27,600       9,200     36,800      1,425,540      475,180     1,900,720
  Smith International, Inc. ............      15,200       5,400     20,600        524,096      186,192       710,288
  Transocean, Inc.*.....................       9,534       3,607     13,141        784,934      296,964     1,081,898
  Weatherford International, Ltd.*......      40,500      13,300     53,800        683,640      224,504       908,144
                                                                                 3,645,557    1,306,075     4,951,632
OIL AND GAS DRILLING -- 0.3%
  Ensco International, Inc. ............       6,400       2,300      8,700        243,264       87,423       330,687
  Nabors Industries, Ltd.*..............      24,900       8,300     33,200        358,062      119,354       477,416
  Noble Corp. ..........................       1,600         600      2,200         51,536       19,326        70,862
                                                                                   652,862      226,103       878,965
OIL COMPANIES -- EXPLORATION AND
  PRODUCTION -- 3.5%
  Anadarko Petroleum Corp. .............      26,900       8,900     35,800        949,570      314,170     1,263,740
  Apache Corp. .........................       8,800       3,500     12,300        724,504      288,155     1,012,659
  Cabot Oil & Gas Corp. ................      24,500       8,100     32,600        687,715      227,367       915,082
  Chesapeake Energy Corp. ..............      17,100       7,600     24,700        375,687      166,972       542,659
  Devon Energy Corp. ...................       7,100       2,200      9,300        574,106      177,892       751,998
  EOG Resources, Inc. ..................      13,700       5,200     18,900      1,108,604      420,784     1,529,388
  Noble Energy, Inc. ...................       3,300       1,100      4,400        171,006       57,002       228,008
  Occidental Petroleum Corp. ...........      25,900       8,200     34,100      1,438,486      455,428     1,893,914
  Pioneer Natural Resources Co. ........      10,400       3,400     13,800        289,432       94,622       384,054
  Questar Corp. ........................       7,200       2,800     10,000        248,112       96,488       344,600
  Range Resources Corp. ................      20,200       7,500     27,700        852,844      316,650     1,169,494
  Southwestern Energy Co.*..............      26,000       9,700     35,700        926,120      345,514     1,271,634
  XTO Energy, Inc. .....................      11,000       3,650     14,650        395,450      131,218       526,668
                                                                                 8,741,636    3,092,262    11,833,898
OIL COMPANIES -- INTEGRATED -- 8.7%
  Chevron Corp. ........................      61,833      18,797     80,630      4,612,742    1,402,256     6,014,998
  ConocoPhillips........................      37,800      14,000     51,800      1,966,356      728,280     2,694,636
  Exxon Mobil Corp. ....................     168,400      63,000    231,400     12,481,809    4,669,559    17,151,368
  Hess Corp. ...........................      12,900       3,600     16,500        776,709      216,756       993,465
  Marathon Oil Corp. ...................      18,322       9,140     27,462        533,170      265,974       799,144
  Murphy Oil Corp. .....................      16,000       5,300     21,300        810,240      268,392     1,078,632
                                                                                21,181,026    7,551,217    28,732,243
OIL FIELD MACHINERY AND
  EQUIPMENT -- 0.4%
  Cameron International Corp.*..........       1,200         400      1,600         29,112        9,704        38,816
  National-Oilwell Varco, Inc.*.........      29,000       9,900     38,900        866,810      295,911     1,162,721
                                                                                   895,922      305,615     1,201,537
OIL REFINING AND MARKETING -- 0.1%
  Valero Energy Corp. ..................       6,000       1,900      7,900        123,480       39,102       162,582

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
PHARMACY SERVICES -- 1.2%
  Express Scripts, Inc. -- Class A*           15,400       5,100     20,500        933,394      309,111     1,242,505
  Medco Health Solutions, Inc.*.........      51,334      16,426     67,760      1,948,125      623,367     2,571,492
                                                                                 2,881,519      932,478     3,813,997
PROPERTY AND CASUALTY INSURANCE -- 0.3%
  Chubb Corp. ..........................       1,900         600      2,500         98,458       31,092       129,550
  Progressive Corp. ....................      35,000      11,500     46,500        499,450      164,105       663,555
  Travelers Companies, Inc. ............       3,600       1,300      4,900        153,180       55,315       208,495
                                                                                   751,088      250,512     1,001,600
PUBLISHING -- NEWSPAPERS -- 0.0%
  New York Times Co. -- Class A.........      10,500       4,500     15,000        105,000       45,000       150,000
QUARRYING -- 0.1%
  Vulcan Materials Co. .................       3,700       1,200      4,900        200,836       65,136       265,972
REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
  CB Richard Ellis Group, Inc. -- Class
     A*.................................      36,200      11,500     47,700        253,762       80,615       334,377
REIT -- APARTMENTS -- 0.6%
  Apartment Investment & Management
     Co. -- Class A.....................      38,753      12,730     51,483        566,956      186,240       753,196
  Avalonbay Communities, Inc. ..........       1,200         300      1,500         85,224       21,306       106,530
  Equity Residential....................      25,800       8,500     34,300        901,194      296,905     1,198,099
                                                                                 1,553,374      504,451     2,057,825
REIT -- HEALTH CARE -- 0.5%
  HCP, Inc. ............................      42,900      14,000     56,900      1,283,997      419,020     1,703,017
REIT -- OFFICE PROPERTY -- 0.2%
  Boston Properties, Inc. ..............       8,500       2,800     11,300        602,480      198,464       800,944
REIT -- REGIONAL MALLS -- 0.3%
  Simon Property Group, Inc. ...........      11,200       3,700     14,900        750,736      248,011       998,747
REIT -- SHOPPING CENTERS -- 0.1%
  Developers Diversified Realty Corp. ..       2,600         800      3,400         34,242       10,536        44,778
  Kimco Realty Corp. ...................      12,000       3,900     15,900        270,960       88,062       359,022
                                                                                   305,202       98,598       403,800
REIT -- STORAGE -- 0.6%
  Public Storage........................      18,200       6,100     24,300      1,483,300      497,150     1,980,450
REIT -- WAREHOUSE/INDUSTRIAL -- 0.1%
  ProLogis..............................       9,900       2,700     12,600        138,600       37,800       176,400
RETAIL -- APPAREL AND SHOE -- 0.3%
  Abercrombie & Fitch Co. -- Class A....      10,600       3,100     13,700        306,976       89,776       396,752
  Gap, Inc. ............................      27,100       9,000     36,100        350,674      116,460       467,134
  Limited, Inc. ........................       5,000       1,300      6,300         59,900       15,574        75,474
  Nordstrom, Inc. ......................       3,900       1,300      5,200         70,551       23,517        94,068
                                                                                   788,101      245,327     1,033,428
RETAIL -- AUTO PARTS -- 0.2%
  AutoZone, Inc.*.......................       4,400       1,500      5,900        560,076      190,935       751,011
RETAIL -- AUTOMOBILE -- 0.0%
  Auto Nation, Inc.*....................      16,100       5,000     21,100        110,607       34,350       144,957

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
RETAIL -- BEDDING -- 0.1%
  Bed Bath & Beyond, Inc.*..............       9,200       3,200     12,400        237,084       82,464       319,548
RETAIL -- BUILDING PRODUCTS -- 0.4% HOME
  DEPOT, INC.                                 25,800       9,200     35,000        608,622      217,028       825,650
  Lowe's Companies, Inc. ...............      17,900       7,700     25,600        388,430      167,090       555,520
                                                                                   997,052      384,118     1,381,170
RETAIL -- COMPUTER EQUIPMENT -- 0.2%
  GameStop Corp. -- Class A*............      15,100       5,200     20,300        413,589      142,428       556,017
RETAIL -- CONSUMER ELECTRONICS -- 0.2%
  Best Buy Company, Inc. ...............      15,600       5,200     20,800        418,236      139,412       557,648
RETAIL -- DISCOUNT -- 1.2%
  Big Lots, Inc.*.......................       8,700       4,200     12,900        212,541      102,606       315,147
  Costco Wholesale Corp. ...............       7,100       2,200      9,300        404,771      125,422       530,193
  Family Dollar Stores, Inc. ...........       3,500       1,200      4,700         94,185       32,292       126,477
  Target Corp. .........................       3,600       1,200      4,800        144,432       48,144       192,576
  Wal-Mart Stores, Inc. ................      36,700      11,700     48,400      2,048,227      652,977     2,701,204
                                                                                 2,904,156      961,441     3,865,597
RETAIL -- DRUG STORE -- 0.5%
  CVS/Caremark Corp. ...................      42,399      14,954     57,353      1,299,529      458,340     1,757,869
RETAIL -- JEWELRY -- 0.1%
  Tiffany & Co. ........................       8,700       3,100     11,800        238,815       85,095       323,910
RETAIL -- MAJOR DEPARTMENT
  STORES -- 0.4%
  TJX Companies, Inc. ..................      36,500      11,300     47,800        976,740      302,388     1,279,128
RETAIL -- OFFICE SUPPLIES -- 0.4%
  Office Depot, Inc.*...................      12,000       3,900     15,900         43,200       14,040        57,240
  Staples, Inc. ........................      54,500      18,000     72,500      1,058,935      349,740     1,408,675
                                                                                 1,102,135      363,780     1,465,915
RETAIL -- REGIONAL DEPARTMENT
  STORES -- 0.0%
  Kohl's Corp.*.........................       1,700         600      2,300         59,721       21,078        80,799
RETAIL -- RESTAURANTS -- 1.8% MCDONALD'S
  CORP.                                       64,100      21,100     85,200      3,713,313    1,222,323     4,935,636
  Yum! Brands, Inc. ....................      21,300       7,000     28,300        617,913      203,070       820,983
                                                                                 4,331,226    1,425,393     5,756,619
RUBBER -- TIRES -- 0.2%
  Goodyear Tire & Rubber Co.*...........      48,200      15,900     64,100        429,944      141,828       571,772
SAVINGS/LOAN/THRIFTS -- 0.8%
  Hudson City Bancorp, Inc.                  105,900      36,500    142,400      1,991,979      686,565     2,678,544
SCHOOLS -- 0.1%
  Apollo Group, Inc. -- Class A*........       4,800       1,600      6,400        333,648      111,216       444,864
  Semiconductor Components/Integrated
     Circuits -- 0.2%
  Analog Devices, Inc. .................       9,200       3,300     12,500        196,512       70,488       267,000
  Linear Technology Corp. ..............       8,600       3,000     11,600        195,048       68,040       263,088
                                                                                   391,560      138,528       530,088
SEMICONDUCTOR EQUIPMENT -- 0.1%
  Applied Materials, Inc. ..............       9,700       3,400     13,100        125,227       43,894       169,121

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
  Teradyne, Inc.*.......................      40,500      14,400     54,900        206,550       73,440       279,990
                                                                                   331,777      117,334       449,111
STEEL -- PRODUCERS -- 0.5%
  AK Steel Holding Corp. ...............      21,600       7,000     28,600        300,672       97,440       398,112
  Nucor Corp. ..........................      13,600       4,500     18,100        550,936      182,295       733,231
  United States Steel Corp. ............      12,100       4,100     16,200        446,248      151,208       597,456
                                                                                 1,297,856      430,943     1,728,799
SUPER-REGIONAL BANKS -- 2.4%
  Bank of America Corp. ................     122,926      39,654    162,580      2,971,121      958,437     3,929,558
  Capital One Financial Corp. ..........       4,000       1,500      5,500        156,480       58,680       215,160
  Comerica, Inc. .......................       2,300         700      3,000         63,457       19,313        82,770
  PNC Bank Corp. .......................       7,100       2,100      9,200        473,357      140,007       613,364
  U.S. Bancorp..........................      37,600      13,400     51,000      1,120,856      399,454     1,520,310
  Wachovia Corp. .......................       6,200       1,800      8,000         39,742       11,538        51,280
  Wells Fargo & Co. ....................      31,800       9,600     41,400      1,082,790      326,880     1,409,670
                                                                                 5,907,803    1,914,309     7,822,112
TELECOMMUNICATION EQUIPMENT -- 0.0%
  Harris Corp. .........................       3,200       1,000      4,200        115,040       35,950       150,990
TELECOMMUNICATION EQUIPMENT -- FIBER
  OPTICS -- 0.3%
  Corning, Inc. ........................      64,600      22,500     87,100        699,618      243,675       943,293
TELEPHONE -- INTEGRATED -- 3.7%
  AT&T, Inc.                                 313,453     103,905    417,358      8,391,137    2,781,537    11,172,674
  Verizon Communications, Inc. .........      26,000       8,600     34,600        771,420      255,162     1,026,582
                                                                                 9,162,557    3,036,699    12,199,256
TOBACCO -- 0.7%
  Altria Group, Inc. ...................      31,300      11,000     42,300        600,647      211,090       811,737
  Philip Morris International, Inc. ....      26,400       8,800     35,200      1,147,608      382,536     1,530,144
  UST, Inc. ............................       1,500         500      2,000        101,385       33,795       135,180
                                                                                 1,849,640      627,421     2,477,061
TOOLS -- HAND HELD -- 0.2%
  Snap-On, Inc. ........................      15,200       5,000     20,200        561,640      184,750       746,390
  Toys -- 0.5% Hasbro, Inc.                   31,000      11,000     42,000        901,170      319,770     1,220,940
  Mattel, Inc. .........................      20,200       6,700     26,900        303,404      100,634       404,038
                                                                                 1,204,574      420,404     1,624,978
TRANSPORTATION -- RAILROAD -- 2.1%
  Burlington Northern Santa Fe Corp. ...      17,600       5,800     23,400      1,567,456      516,548     2,084,004
  CSX Corp. ............................      33,800      11,100     44,900      1,545,336      507,492     2,052,828
  Norfolk Southern Corp. ...............      14,300       4,700     19,000        857,142      281,718     1,138,860
  Union Pacific Corp. ..................      19,200       6,500     25,700      1,281,984      434,005     1,715,989
                                                                                 5,251,918    1,739,763     6,991,681
TRANSPORTATION -- SERVICES -- 0.8%
  C.H. Robinson Worldwide, Inc. ........      12,600       5,200     17,800        652,428      269,256       921,684
  Expeditors International of
     Washington, Inc. ..................       6,600       2,300      8,900        215,490       75,095       290,585
  FedEx Corp. ..........................       1,000         300      1,300         65,370       19,611        84,981

                                                          JANUS                                JANUS
                                                         ADVISER   PRO FORMA                  ADVISER      PRO FORMA
                                                          INTECH     INTECH      INTECH        INTECH       INTECH
                                             INTECH       RISK-      RISK-        RISK-        RISK-         RISK-
                                          RISK-MANAGED   MANAGED    MANAGED      MANAGED      MANAGED       MANAGED
                                            CORE FUND   CORE FUND  CORE FUND    CORE FUND    CORE FUND     CORE FUND
                                          ------------  ---------  ---------  ------------  -----------  ------------
AS OF OCTOBER 31, 2008                       SHARES       SHARES     SHARES       VALUE        VALUE         VALUE
----------------------                    ------------  ---------  ---------  ------------  -----------  ------------
  Ryder System, Inc. ...................      18,800       6,200     25,000        744,856      245,644       990,500
  United Parcel Service, Inc. -- Class
     B..................................       5,300       1,900      7,200        279,734      100,282       380,016
                                                                                 1,957,878      709,888     2,667,766
WEB PORTALS/INTERNET SERVICE
  PROVIDERS -- 0.6%
  Google, Inc. -- Class A*..............       3,400       1,100      4,500      1,221,824      395,296     1,617,120
  Yahoo!, Inc.*.........................      18,200       7,300     25,500        233,324       93,586       326,910
                                                                                 1,455,148      488,882     1,944,030
WIRELESS EQUIPMENT -- 0.4%
  Qualcomm, Inc. .......................      27,300       9,700     37,000      1,044,498      371,122     1,415,620
  Total Common Stock (cost $301,475,153;
     cost $103,677,287; combined cost
     $405,152,440)                                                             246,568,009   83,550,189   330,118,198
  Total Investments (total cost
     $301,475,153; total cost
     $103,677,287; combined total cost
     $405,152,440) -- 99.8%                                                    246,568,009   83,550,189   330,118,198
  Cash, Receivables and Other Assets,
     net of Liabilities -- 0.2%.........                                           367,468      286,758       654,226
  Net Assets -- 100%....................                                      $246,935,477  $83,836,947  $330,772,424



NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)


REIT.............................  Real Estate Investment Trust
U.S. Shares......................  Securities of foreign companies trading on an American Stock Exchange.


--------

* Non-income-producing security.

         PRO FORMA SUMMARY OF INVESTMENTS BY COUNTRY -- (LONG POSITIONS)
                             AS OF OCTOBER 31, 2008

                                            JANUS
                                           ADVISER       PRO FORMA       PRO FORMA
                            INTECH         INTECH         INTECH           INTECH
                         RISK-MANAGED   RISK-MANAGED   RISK-MANAGED     RISK-MANAGED
COUNTRY                    CORE FUND      CORE FUND      CORE FUND       CORE FUND
-------                  ------------   ------------   ------------   ---------------
                                                                      % OF INVESTMENT
                                            VALUE                        SECURITIES
                         ------------------------------------------   ---------------
Bermuda................  $  3,681,383    $ 1,229,260   $  4,910,643          1.5%
Cayman Islands.........       836,470        316,290      1,152,760          0.3%
Netherlands Antilles...     1,425,540        475,180      1,900,720          0.6%
Panama.................       276,860         88,900        365,760          0.1%
United States..........   240,347,756     81,440,559    321,788,315         97.5%
                         ------------    -----------   ------------        -----
Total..................  $246,568,009    $83,550,189   $330,118,198        100.0%
                         ============    ===========   ============        =====


                STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)


                                                     JANUS
                                                    ADVISER                   PRO FORMA
                                      INTECH        INTECH                     INTECH
                                   RISK-MANAGED  RISK-MANAGED   PRO FORMA   RISK-MANAGED
AS OF OCTOBER 31, 2008               CORE FUND     CORE FUND   ADJUSTMENTS    CORE FUND
----------------------             ------------  ------------  -----------  ------------
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)
ASSETS:
  Investments at cost............    $301,475      $103,677       $  --       $405,152
  Investments at value...........    $246,568      $ 83,550       $  --       $330,118
  Receivables:
     Investments sold............       5,486         2,312          --          7,798
     Fund shares sold............          57             1          --             58
     Dividends...................         401           135          --            536
  Non-interested Trustees'
     Deferred Compensation.......           3             3          --              6
  Other assets...................           4             2          --              6
Total Assets.....................     252,519        86,003          --        338,522
LIABILITIES:
  Payables:
     Due to Custodian............         228           669                        897
     Investments purchased.......       4,819         1,284                      6,103
     Fund shares repurchased.....         310           139                        449
     Dividends and
       distributions.............           2            --                          2
     Advisory fees...............          74            24                         98
     Transfer agent fees and
       expenses..................          94             5                         99
     Administrative services
       fees......................          11           N/A                         11
  Administrative fees -- S
     Shares......................         N/A             2                          2
  Distribution fees -- A Shares..         N/A             4                          4
  Distribution fees -- C Shares..         N/A            10                         10
  Distribution fees -- S Shares..         N/A             2                          2
  Networking fees -- A Shares....         N/A             1                          1
  Networking fees -- C Shares....         N/A            --                         --
  Networking fees -- I Shares....         N/A            --                         --
  Non-interested Trustees' fees
     and expenses................           3             4                          7
  Non-interested Trustees'
     deferred compensation fees..           3             3                          6
  Accrued expenses...............          40            19                         59
  Total Liabilities..............       5,584         2,166                      7,750
Net Assets.......................    $246,935        83,837                   $330,772
Net Assets Consist of:
  Capital (par value and paid-in-
     surplus)*...................     329,385       113,005                    442,390
  Undistributed net investment
     income/(loss)*..............       3,842         1,333                      5,175
  Undistributed net realized
     gain/(loss) from investments
     and foreign currency
     transactions*...............     (31,385)      (10,374)                   (41,759)

                                                     JANUS
                                                    ADVISER                   PRO FORMA
                                      INTECH        INTECH                     INTECH
                                   RISK-MANAGED  RISK-MANAGED   PRO FORMA   RISK-MANAGED
AS OF OCTOBER 31, 2008               CORE FUND     CORE FUND   ADJUSTMENTS    CORE FUND
----------------------             ------------  ------------  -----------  ------------
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)
  Unrealized
     appreciation/(depreciation)
     of investments and foreign
     currency translations.......     (54,907)      (20,127)                   (75,034)
Total Net Assets.................    $246,935      $ 83,837                   $330,772
Net Assets.......................    $246,935           N/A                   $246,935
  Shares Outstanding, $0.01 Par
     Value (unlimited shares
     authorized).................      24,180           N/A                     24,180
Net Asset Value Per Share........    $  10.21           N/A                   $  10.21
Net Assets -- A Shares...........         N/A      $ 18,465                   $ 18,465
  Shares Outstanding, $0.01 Par
     Value (unlimited shares
     authorized).................         N/A         1,850         (42)         1,808
Net Asset Value Per Share(1)(2)..         N/A      $   9.98       $0.23       $  10.21
  Maximum Offering Price Per
     Share(3)....................         N/A      $  10.59       $0.24       $  10.83
Net Assets -- C Shares...........         N/A      $ 11,277                   $ 11,277
  Shares Outstanding, $0.01 Par
     Value (unlimited shares
     authorized).................         N/A         1,161         (56)         1,105
Net Asset Value Per Share(1).....         N/A      $   9.71       $0.50       $  10.21
Net Assets -- I Shares...........         N/A      $ 45,919                   $ 45,919
  Shares Outstanding, $0.01 Par
     Value (unlimited shares
     authorized).................         N/A         4,615        (118)         4,497
Net Asset Value Per Share(1).....         N/A      $   9.95       $0.26       $  10.21
Net Assets -- R Shares...........         N/A      $    364       $(364)      $     --
  Shares Outstanding, $0.01 Par
     Value (unlimited shares
     authorized).................         N/A            37         (37)            --
Net Asset Value Per Share(4).....         N/A      $   9.84                   $     --
Net Assets -- S Shares...........         N/A      $  7,812                   $  7,812
  Shares Outstanding, $0.01 Par
     Value (unlimited shares
     authorized).................         N/A           784         (19)           765
     Net Asset Value Per
       Share(1)..................         N/A      $   9.97       $0.24       $  10.21



--------

(1) Janus Adviser INTECH Risk-Managed Core Fund -- Class A Shares will be exchanged for INTECH Risk-Managed Core Fund -- Class A Shares.



    Janus Adviser INTECH Risk-Managed Core Fund -- Class C Shares will be exchanged for INTECH Risk-Managed Core Fund -- Class C Shares.



    Janus Adviser INTECH Risk-Managed Core Fund -- Class I Shares will be exchanged for INTECH Risk-Managed Core Fund -- Class I Shares.



    Janus Adviser INTECH Risk-Managed Core Fund -- Class S Shares will be exchanged for INTECH Risk-Managed Core Fund -- Class S Shares.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.


(4) Janus Adviser INTECH Risk-Managed Core Fund -- Class R Shares was liquidated on March 31, 2009.

                      STATEMENTS OF OPERATIONS (UNAUDITED)


                                                       JANUS
                                                      ADVISER                      PRO FORMA
                                        INTECH        INTECH                        INTECH
FOR THE TWELVE-MONTH PERIOD ENDED    RISK-MANAGED  RISK-MANAGED     PRO FORMA    RISK-MANAGED
OCTOBER 31, 2008                       CORE FUND     CORE FUND   ADJUSTMENTS(2)    CORE FUND
---------------------------------    ------------  ------------  --------------  ------------
(ALL NUMBERS IN THOUSANDS)
INVESTMENT INCOME:
  INCOME:
     Securities lending income.....    $      66     $     17         $  --        $      83
     Dividends.....................        8,790        3,164            --           11,954
     Dividends from affiliates.....           20           10            --               30
     Foreign tax withheld..........           (1)          --            --               (1)
  TOTAL INVESTMENT INCOME..........        8,875        3,191            --           12,066
  EXPENSES:
     Advisory fees.................        1,282          509            --            1,791
     Transfer agent expenses.......          961           12            --              973
     Registration fees.............           33           95           (79)              49
     Custodian fees................           58           54           (27)              85
     Audit fees....................           40           26           (24)              42
     Postage fees..................          133            1            --              134
     Non-interested Trustees' fees
       and expenses................           10            8            (1)              17
     Printing expenses.............          146           51           (11)             186
     Distribution fees -- A
       Shares......................          N/A           21            --               21
     Distribution fees -- C
       Shares......................          N/A           60            --               60
     Distribution fees -- R
       Shares......................          N/A            1            (1)              --
     Distribution fees -- S
       Shares......................          N/A           23            --               23
     Administrative services fees..          193          N/A            --              193
     Administrative fees -- S
       Shares......................          N/A           23            --               23
     Networking fees -- A Shares...          N/A           --            --               --
     Networking fees -- C Shares...          N/A            2            --                2
     Networking fees -- I Shares...          N/A            1            --                1
     Other expenses................           45           44           (43)              46
Non-recurring costs*...............           --           --            --               --
Cost assumed by Janus Capital
  Management LLC*..................           --           --            --               --
  TOTAL EXPENSES...................        2,901          931          (186)           3,646
  EXPENSE AND FEE OFFSET...........          (27)          (2)           --              (29)
  NET EXPENSES.....................        2,874          929          (186)           3,617
  LESS: EXCESS EXPENSE
     REIMBURSEMENT(1)..............           --          (11)           11               --
  NET EXPENSES AFTER EXPENSE
     REIMBURSEMENT.................        2,874          918          (175)           3,617
  NET INVESTMENT INCOME/(LOSS).....        6,001        2,273           175            8,449
  NET REALIZED AND UNREALIZED
     GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) from
     investment transactions and
     foreign currency
     transactions..................      (30,199)      (9,854)           --          (40,053)
  Change in unrealized net
     appreciation/(depreciation) of
     investments, foreign currency
     translations and non-
     interested trustees deferred
     comp..........................     (125,528)     (42,378)           --         (167,906)
  NET GAIN/(LOSS) ON INVESTMENTS...     (155,727)     (52,232)           --         (207,959)
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................    $(149,726)    $(49,959)        $ 175        $(199,510)



--------

(1) Pro Forma adjustment represents no expense limit agreement on fund after merger as of October 31, 2008.

(2) Reflects adjustments in expenses due to elimination of duplicative services.

 * For the fiscal year ended October 31, 2008, Janus Capital assumed $59,332 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios' respective net assets on July 31, 2004.

               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     INTECH Risk-Managed Core Fund ("Acquiring Fund") is a series fund. The Acquiring Fund is a part of the Janus Investment Fund (the "JIF Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The JIF Trust has twenty-eight funds. The Funds invest primarily in equity securities. The Acquiring Fund is diversified as defined in the 1940 Act. The Acquiring Fund is a no-load investment.

     The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Janus Adviser INTECH Risk-Managed Core Fund ("Target Fund"), a series fund. The Target Fund is a part of Janus Adviser Series (the "JAD Trust"), which is organized as a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. The JAD Trust offers thirty funds, which include multiple series of shares with differing investment objectives and policies. The Target Fund invests primarily in equity securities and is classified as diversified as defined in the 1940 Act.

     The Target Fund offers Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

     Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

     Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

     Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

     Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

     The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Fund, as if such acquisition had taken place as of October 31, 2008.

     Under the terms of the Plan of Reorganization the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operation of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended October 31, 2008. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

     The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and Target Fund included in their respective annual reports dated October 31, 2008 and July 31, 2008, respectively.

     The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of October 31, 2008. The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

     Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds' Trustees.

CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at October 31, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of October 31, 2008 divided by the net asset value per share of the shares of Acquiring Fund as of October 31, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at October 31, 2008:


                               SHARES OF      ADDITIONAL SHARES   TOTAL OUTSTANDING
                             ACQUIRING FUND   ASSUMED ISSUED IN         SHARES
CLASS OF SHARES             PRE-COMBINATION     REORGANIZATION     POST-COMBINATION
---------------             ---------------   -----------------   -----------------
Class A Shares............                        1,808,519            1,808,519
Class C Shares............                        1,104,535            1,104,535
Class I Shares............                        4,497,418            4,497,418
Class S Shares............                          765,176              765,176
Initial Shares............     24,180,019                             24,180,019



FEDERAL INCOME TAXES

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

     Accumulated capital losses, noted below, represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The Target Fund has no capital loss carryover as of July 31, 2008. The following table shows the expiration dates of the carryovers.

                   CAPITAL LOSS CARRYOVER EXPIRATION SCHEDULE
                       FOR THE YEAR ENDED OCTOBER 31, 2008

                                                             ACCUMULATED
                                                               CAPITAL
FUND                                      OCTOBER 31, 2016      LOSSES
----                                      ----------------   -----------
INTECH Risk-Managed Core Fund...........     $24,849,489     $24,849,489

                           PART C - OTHER INFORMATION

ITEM 15. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 16. Exhibits

Exhibit 1    (a)        Agreement and Declaration of Trust dated February 11,
                        1986, is incorporated herein by reference to Exhibit
                        1(a) to Post-Effective Amendment No. 79, filed on
                        December 18, 1996 (File No. 2-34393).

             (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

             (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

             (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (x)        Form of Certificate of Establishment and Designation for
                        Janus

                        Orion Fund is incorporated herein by reference to
                        Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on December 21, 2001 (File No. 2-34393).

             (cc) Amended and Restated Agreement and Declaration of Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

             (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ff) Form of Certificate of Establishment and Designation for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (gg) Certificate of Establishment and Designation for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (hh) Certificate of Re-Designation of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003 (File No. 2-34393).

             (ii) Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

             (jj) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (kk) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ll) Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (mm) Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (nn) Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (oo) Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to
                        Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pp) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (qq) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (rr) Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ss) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (tt) Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (uu) Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (vv) Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (ww) Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (xx) Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (yy) Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (zz) Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (aaa) Certificate Redesignating Janus Fundamental Equity Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(aaa) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 2    (a)        Restated Bylaws are incorporated herein by reference to
                        Exhibit 2(a) Post-Effective Amendment No. 71, filed on
                        December 20, 1995 (File No. 2-34393).

             (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

             (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (e) Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (f) First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (g) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3               Not Applicable.


Exhibit 4 Form of Agreement and Plan of Reorganization among Janus Adviser Series (on behalf of certain series), Janus Investment Fund (on behalf of certain series) and Janus Capital Management LLC (included as Appendix A to the Prospectus /Information Statement of this Registration Statement) is incorporated herein by reference to
                        Exhibit 4 to Form N-14, filed on March 17, 2009 (File No. 333-158022).

Exhibit 5    (a)        Instruments Defining Rights of Security Holders, see
                        Exhibits 1 and 2.

             (b) Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (e) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (f) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (g) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (h) Specimen Stock Certificate for Janus Venture Fund(2) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (i) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(2) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                        Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (j) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (k) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (l) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (m) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (n) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (o) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (p) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to
                        Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (q) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (r) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (s) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to
                        Exhibit 3(r)
                        to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (t) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit 6    (a)        Investment Advisory Agreement for Janus Fund dated July
                        1, 1997, is incorporated herein by reference to Exhibit
                        5(a) to Post-Effective Amendment No. 83, filed on
                        December 15, 1997 (File No. 2-34393).

             (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (h)        Investment Advisory Agreements for Janus Money Market
                        Fund,

                        Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

             (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (q)        Amendment dated January 31, 2000 to the Investment
                        Advisory

                        Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to
                        Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

             (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (ii)       Form of Amendment dated July 31, 2001 to the Investment

                        Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to
                        Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (mm) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to
                        Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to
                        Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (tt) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (uu) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (vv) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ww) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (xx) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (yy) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (zz) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (aaa) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to

                        Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (bbb) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ccc) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ddd) Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (eee) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (fff) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ggg) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (hhh) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to
                        Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (iii) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (jjj) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (kkk) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (lll) Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (mmm) Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (nnn) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ooo) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ppp) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (qqq) Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (rrr) Investment Advisory Agreement for Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (sss) Investment Advisory Agreement for Janus Research Fund dated

                        December 2, 2004 is incorporated herein by reference to
                        Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ttt) Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to
                        Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (uuu) Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (vvv) Form of Investment Advisory Agreement for Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (www) Form of Investment Advisory Agreement for Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (xxx) Form of Investment Advisory Agreement for Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (yyy) Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (zzz) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (aaaa) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (bbbb) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (cccc) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (dddd) Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (eeee) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ffff) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (gggg) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (hhhh) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (iiii) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (jjjj) Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (kkkk) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (llll) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (mmmm) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (nnnn) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (oooo) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pppp) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                        Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (qqqq) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (rrrr) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ssss) Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (tttt) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (uuuu) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (vvvv) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (wwww) Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (xxxx) Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (yyyy) Investment Advisory Agreement for Janus Tax-Exempt Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (zzzz) Investment Advisory Agreement for Janus Institutional Cash Reserves Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to
                        Exhibit 4(zzzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (aaaaa) Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (bbbbb) Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ccccc) Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ddddd) Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (eeeee) Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (fffff) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ggggg) Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (hhhhh) Amendment to Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (iiiii) Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (jjjjj) Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (kkkkk) Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (lllll) Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (mmmmm) Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (nnnnn) Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ooooo) Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ppppp) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (qqqqq) Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (rrrrr) Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (sssss) Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ttttt) Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (uuuuu) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (vvvvv) Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (wwwww) Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (xxxxx) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Conservative dated June 14, 2006 is inorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (yyyyy) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (zzzzz) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (aaaaaa) Amendment to Investment Advisory Agreement for Janus Triton Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (bbbbbb) Amendment to Investment Advisory Agreement for Janus Twenty Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (cccccc) Amendment to Investment Advisory Agreement for Janus Venture Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (dddddd) Amendment to Investment Advisory Agreement for Janus Worldwide Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (eeeeee) Amendment to Sub-Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ffffff) Amendment to Sub-Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (gggggg) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 30, 2006 is incorporated herein by reference to Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (hhhhhh) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 4 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (iiiiii) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(iiiiii) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (jjjjjj) Amendment to Investment Advisory Agreement for Janus Research Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(jjjjjj) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (kkkkkk) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund dated January 1, 2008 is incorporated herein by reference to Exhibit 4(kkkkkk) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (llllll) Amended and Restated Investment Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(llllll) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (mmmmmm) Amended and Restated Investment Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(mmmmmm) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (nnnnnn) Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(nnnnnn) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (oooooo) Sub-Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(oooooo) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).


             (pppppp) Form of Investment Advisory Agreement is incorporated herein by reference to Exhibit 6(pppppp) to Form N-14, filed on March 17, 2009 (File No. 333-158022).


Exhibit 7    (a)        Distribution Agreement between Janus Investment Fund and
                        Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15,
                        1997 (File No. 2-34393).

             (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (c) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (d) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated

                        January 1, 2008, is incorporated herein by reference to
                        Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

Exhibit 8               Not Applicable.

Exhibit 9    (a)        Custodian Contract between Janus Investment Fund and
                        State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393).

             (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

             (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

             (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

             (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as
                        Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

             (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

             (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ff) Form of Letter Agreement dated March 21, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (gg) Form of Letter Agreement dated December 5, 2003, with regard to Janus Global Opportunities Fund, with State Street Bank and Trust Company, is incorporated herein by reference to Exhibit 7(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (hh) Form of Letter Agreement dated February 25, 2005, regarding

                        State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(hh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ii) Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (jj) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (kk) Form of Letter Agreement in regards to Janus Explorer Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(kk) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (ll) Letter Agreement in regards to Janus Flexible Income Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ll) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (mm) Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (nn) Form of Letter Agreement in regards to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (oo) Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pp) Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

Exhibit 10   (a)        Form of plan for Janus Money Market Fund, Janus
                        Government Money Market Fund and Janus Tax-Exempt Money
                        Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995
                        (File No. 2-34393), has been withdrawn.

             (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

             (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

             (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).


             (f) Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit 10(f) to Form N-14, filed on March 17, 2009 (File No. 333-158022).

Exhibit 11   (a)        Opinion and Consent of Messrs. Davis, Graham & Stubbs
                        with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393).

             (b) Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (h) Opinion and Consent of Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (i) Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (j) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (k) Opinion and Consent of Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                        Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (l) Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

             (m) Opinion and Consent of Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (n) Opinion and Consent of Counsel with respect to shares of Janus Special Situations Fund filed as Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

             (o) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

             (p) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (q) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (r) Opinion and Consent of Counsel with respect to shares of Janus

                        Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (s) Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to
                        Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (t) Opinion and Consent of Counsel with respect to shares of Janus Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (u) Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (v) Opinion and Consent of Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (w) Opinion and Consent of Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (x) Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to
                        Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

             (y) Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (z) Opinion and Consent of Counsel with respect to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (aa) Opinion and Consent of Counsel as to legality of shares being registered to be filed by Amendment.

Exhibit 12 Tax Opinion of Dechert LLP, counsel for the Registrant to be filed by Amendment.

Exhibit 13   (a)        Transfer Agency Agreement with Investors Fiduciary Trust
                        Company filed as Exhibit 9(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393), has been withdrawn.

             (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                        Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

             (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to
                        Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

             (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

             (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

             (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

             (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

             (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(o) to Post-Effective

                        Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to
                        Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (x) Form of Agreement and Plan of Reorganization by and among

                        Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to
                        Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (aa) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (bb) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is incorporated herein by reference to
                        Exhibit 8(cc) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(dd) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ff)       Expense Limitation Agreement between Janus Capital

                        Management LLC and Janus High-Yield Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ff) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(hh) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ii) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (jj) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to
                        Exhibit 8(ll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(mm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (oo) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(oo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (pp) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(pp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (qq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(qq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (rr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(rr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(ss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (tt) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (uu) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective

                        Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (vv) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (ww) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (xx) Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (yy) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhbit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (zz) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2005 is incorporated herein by reference to
                        Exhibit 8(zz) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (aaa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Bond Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (bbb) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ccc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1,

                        2005 is incorporated herein by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ddd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (eee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Triton Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(eee) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (fff) Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ggg) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency is incorporated herein by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Growth is incorporated herein by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Moderate is incorporated herein by reference to Exhibit 8(iii) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (jjj) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Conservative is incorporated herein by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (kkk) Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (lll) Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (mmm) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
                        Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (nnn) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Institutional Cash Reserves Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(nnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ooo) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ppp) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (qqq) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Tax-Exempt Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
                        Exhibit 8(qqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (rrr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit 8(rrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (sss) Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ttt) Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (uuu) Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (vvv) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Adviser Series dated February 23, 2007 is incorporated herein by reference to Exhibit 8(vvv) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (www) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Capital Management LLC dated February 23, 2007 is incorporated herein by reference to
                        Exhibit 8(www) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (xxx) Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (yyy) First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (zzz) Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (aaaa) Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (bbbb) Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (cccc) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (dddd) Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (eeee) Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (ffff) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund to be filed by Amendment.

Exhibit 14 Consent of PricewaterhouseCoopers LLP to be filed by Amendment.

Exhibit 15              Not applicable.

Exhibit 16   (a)        Powers of Attorney dated as of January 1, 2006 are
                        incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 117, filed on February 27,
                        2006 (File No. 2-34393).

             (b) Powers of Attorney dated as of March 16, 2007 are incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (c) Powers of Attorney dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 17   (a)        Janus Ethics Rules filed as Exhibit 15 to Post-Effective
                        Amendment No. 95, filed on September 13, 2000 (File No.
                        2-34393), have been withdrawn.

             (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

             (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

             (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

             (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 15(e) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

             (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company filed as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393), have been withdrawn.

             (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

             (h) Amended Janus Ethics Rules filed as Exhibit 15(h) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-32393), have been withdrawn.

             (i) Amended Janus Ethics Rules filed as Exhibit 15(i) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393), have been withdrawn.

             (j) Amended Janus Ethics Rules filed as Exhibit 15(j) to Post-Effective Amendment No. 111, filed on February 27, 2004 (File No. 2-34393), have been withdrawn.

             (k) Amended Janus Ethics Rules filed as Exhibit 16(k) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393), have been withdrawn.

             (l) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised July 7, 2004 filed as Exhibit 16(l) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

             (m) Amended Janus Ethics Rules filed as Exhibit 16(m) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

             (n) Amended Janus Ethics Rules dated September 20, 2005 are filed as Exhibit 16(n) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393), have been withdrawn.

             (o) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised April 27, 2005 is incorporated herein by reference to Exhibit 16(o) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

             (p) Amended Janus Ethics Rules dated December 6, 2005 are incorporated herein by reference to Exhibit 16(p) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

             (q) Amended Janus Ethics Rules dated July 12, 2006 are incorporated herein by reference to Exhibit 17 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-234393).

             (r) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised October 11, 2006, is incorporated herein by reference to

                        Exhibit 16(r) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (s) Amended Janus Ethics Rules dated November 21, 2006 are incorporated herein by reference to Exhibit 16(s) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (t) Amended Janus Ethics Rules dated January 26, 2007 are incorporated herein by reference to Exhibit 16(t) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (u) Amended Janus Ethics Rules dated August 22, 2007 are incorporated herein by reference to Exhibit 16(u) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (v) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised June 1, 2007 is incorporated herein by reference to Exhibit 16(v) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (w) Amended Janus Ethics Rules dated February 19, 2008 are incorporated herein by reference to Exhibit 16(w) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (x) Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 21st day of April, 2009.


                                        JANUS INVESTMENT FUND


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and
                                            Chief Executive Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                                  Title                          Date
---------                                                  -----                          ----


/s/ Robin C. Beery                      President and Chief Executive Officer        April 21, 2009
-------------------------------------   (Principal Executive Officer)
Robin C. Beery


/s/ Jesper Nergaard                     Vice President, Chief Financial Officer,     April 21, 2009
-------------------------------------   Treasurer and Principal Accounting Officer
Jesper Nergaard                         (Principal Financial Officer and
                                        Principal Accounting Officer)


William F. McCalpin*                    Chairman and Trustee                         April 21, 2009
-------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                                      April 21, 2009
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                                      April 21, 2009
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                                      April 21, 2009
-------------------------------------
Dennis B. Mullen

Signature                                                  Title                          Date
---------                                                  -----                          ----


James T. Rothe*                         Trustee                                      April 21, 2009
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                                      April 21, 2009
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                                      April 21, 2009
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                                      April 21, 2009
-------------------------------------
Linda S. Wolf



/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact

     Pursuant to Powers of Attorney dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).